                                                   Filed pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                  Registration File No: 33-65632

[SCHRODER LOGO]

PROSPECTUS

March 1, 2006

EQUITY FUNDS
------------
SCHRODER INTERNATIONAL ALPHA FUND
SCHRODER NORTH AMERICAN EQUITY FUND
SCHRODER U.S. OPPORTUNITIES FUND
SCHRODER U.S. LARGE CAP EQUITY FUND

TAXABLE FIXED INCOME FUNDS
--------------------------
SCHRODER ENHANCED INCOME FUND
SCHRODER U.S. CORE FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS
-----------------------------
SCHRODER MUNICIPAL BOND FUND
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

INVESTOR SHARES

This Prospectus describes eight mutual funds offered by Schroder Capital Funds
(Delaware), Schroder Series Trust, and Schroder Global Series Trust (each, a
"Trust" and collectively, the "Trusts").

     SCHRODER INTERNATIONAL ALPHA FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

     SCHRODER NORTH AMERICAN EQUITY FUND seeks capital growth by investing primarily in equity securities of companies in the United States.

     SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation. The Fund invests in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

     SCHRODER U.S. LARGE CAP EQUITY FUND seeks growth of capital. The Fund invests principally in equity securities of companies in the United States with market capitalizations of $5 billion or more.

     SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in
     U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other U.S. dollar-denominated investment grade income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years.

     SCHRODER U.S. CORE FIXED INCOME FUND seeks a high level of total return.
     The Fund invests in U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other investment grade fixed income investments. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

     SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
     The Fund invests primarily in investment grade municipal bonds that pay interest which is exempt from federal income tax. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

     SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund invests primarily in investment grade short-term municipal bonds that pay interest which is exempt from federal income tax.
     The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

This Prospectus explains what you should know about the Funds before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

                                                                            PAGE
                                                                            ----

                                     - i -

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SUMMARY INFORMATION

     This summary identifies the investment objectives, principal investment strategies, and principal risks of Schroder International Alpha Fund,
     Schroder North American Equity Fund, Schroder U.S. Opportunities Fund,
     Schroder U.S. Large Cap Equity Fund, Schroder Enhanced Income Fund,
     Schroder U.S. Core Fixed Income Fund, Schroder Municipal Bond Fund and
     Schroder Short-Term Municipal Bond Fund (each, a "Fund" and collectively, the "Funds").

     The summary for each of the Funds includes a bar chart that shows the investment returns of that Fund's Investor Shares for each of its last ten full calendar years of operation (or for each of its full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund
     (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by comparing the Fund's performance to a broad measure of market performance.

                                     - 1 -

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SCHRODER INTERNATIONAL ALPHA FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

PRINCIPAL INVESTMENT STRATEGIES. The Schroder International Alpha Fund (formerly
Schroder International Fund) normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States. The
Fund will normally invest in securities of companies domiciled in at least three
(and typically more) countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.
The Fund expects typically to invest in forty to sixty companies at any one time.

The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the
Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization.

The Fund also may do the following:

     --   Invest in securities of issuers domiciled or doing business in
          "emerging market" countries.

     --   Invest in securities of closed-end investment companies that invest primarily in foreign securities.

PRINCIPAL RISKS.

     --   It is possible to lose money on an investment in the Fund.

     --   FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     --   FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     --   EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities

                                     - 2 -

          markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries'
          economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     --   EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so is subject to the risks of investments in both preferred and common stocks. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     --   EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     --   DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     --   GEOGRAPHIC DIVERSIFICATION RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three (and typically more) countries other than the United
          States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

     --   ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          The Fund expects typically to invest in forty to sixty companies at any one time. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

                                     - 3 -

     --   INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and exchange traded funds ("ETFs"). Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     --   LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     --   MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

                               [BARCHART OMITTED]

                         1996                    9.93%
                         1997                    3.34%
                         1998                   13.52%
                         1999                   30.99%
                         2000                   -2.29%
                         2001                  -25.81%
                         2002                  -19.76%
                         2003                   32.93%
                         2004                   15.24%
                         2005                   18.32%

During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -22.38% for the quarter ended September 30, 2002.

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AVERAGE ANNUAL TOTAL RETURNS(+)
(FOR THE PERIOD ENDED DECEMBER 31, 2005)             ONE YEAR  FIVE YEARS    TEN YEARS
---------------------------------------------------------------------------------------

RETURN BEFORE TAXES                                   18.32%      1.53%        5.94%
---------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS (1)               17.96%      0.46%        2.87%
---------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES (1)                                            12.30%      0.69%        3.68%
---------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (2)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   13.54%      4.55%        5.84%
---------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                     - 4 -

(2) The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

(+) The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March
2005. The performance results shown in the bar chart and table above for periods prior to such date were achieved by the Fund under different lead portfolio managers.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                     - 5 -

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SCHRODER NORTH AMERICAN EQUITY FUND

INVESTMENT OBJECTIVE. The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in a variety of equity securities including common and preferred stocks, convertible preferred stocks and warrants to purchase common and preferred stocks.

The Fund's sub-adviser is responsible for day-to-day portfolio management. It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the
Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The
Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies. The Fund generally sells securities when the
Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

The Fund may employ a variety of strategies using derivatives, such as futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in exchange-traded mutual funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund normally invests at least 80% of its net assets (including the amount, if any, of borrowings by the Fund for investment purposes) in companies organized or with their principal places of business in North America. (If the
Fund uses derivatives transactions to gain exposure to North American equity markets, it will consider the amount of that exposure to be an investment in
North American companies for this purpose.)

PRINCIPAL RISKS.

     --   It is possible to lose money on an investment in the Fund.

     --   EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to

                                     - 6 -

          the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker.
          Moreover, there is currently no active trading market for
          equity-linked warrants.

     --   EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and
          "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     --   MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser's use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund's sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund's portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the
          Fund's portfolio will be positioned optimally to take advantage of them.

     --   SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of their securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.
          Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     --   FOREIGN INVESTMENTS RISK. Investments in non-U.S. securities may entail risks not present in domestic investments including, among others, risks related to adverse political or economic developments and unfavorable taxation. Investments in countries other than the
          United States may also be subject to foreign withholding taxes.

     --   FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     --   LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

                                     - 7 -

     --   GEOGRAPHIC CONCENTRATION RISK. Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     --   DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     --   INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds) and exchange traded funds ("ETFs"). Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

Performance Information.

                               [BARCHART OMITTED]

                         2004                   11.61%
                         2005                    7.01%

During the periods shown above, the highest quarterly return was 9.30% for the quarter ended December 31, 2004, and the lowest was -1.40% for the quarter ended
March 31, 2005.

--------------------------------------------------------------------------------
                                                                LIFE OF FUND
AVERAGE ANNUAL TOTAL RETURNS                                  (SINCE SEPTEMBER
(FOR THE PERIOD ENDED DECEMBER 31, 2005)            ONE YEAR      17, 2003)
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   7.01%         12.43%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS (1)               5.36%         10.59%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
OF FUND SHARES (1)                                    5.49%          9.79%
--------------------------------------------------------------------------------

FTSE NORTH AMERICAN INDEX (2) (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                7.45%         12.48%
--------------------------------------------------------------------------------
S&P 500 INDEX (3)                                     4.91%         10.90%
--------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

                                     - 8 -

(3) The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                     - 9 -

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SCHRODER U.S. OPPORTUNITIES FUND

INVESTMENT OBJECTIVE. To seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, the
Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

Under current market conditions, the Fund expects to invest primarily in equity securities of companies in the United States that have market capitalizations of
$2.2 billion or less measured at the time of investment, including equity securities of companies with market capitalizations of $500 million or less
(sometimes referred to as "micro-cap" companies). However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the
Fund will normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the United States. The
Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The
Fund generally sells securities when the Fund's adviser believes they are fully priced or when more attractive investment candidates become available.

The Fund may use options for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the
Statement of Additional Information.

PRINCIPAL RISKS.

     --   It is possible to lose money on an investment in the Fund.

     --   SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     --   EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.
          The Fund may invest in

                                     - 10 -

          preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks.

     --   EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's adviser, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     --   INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering.
          Such investments are subject generally to the risks described above under "Small Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired.
          The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

     --   PRIVATE PLACEMENTS AND RESTRICTED SECURITIES RISK. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     --   ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     --   LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     --   MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 11 -

     --   OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     --   GEOGRAPHIC CONCENTRATION RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     --   DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

Performance Information.

                               [BARCHART OMITTED]

                         1996                   22.29%
                         1997                   28.86%
                         1998                   -9.23%
                         1999                   13.10%
                         2000                   31.22%
                         2001                   11.56%
                         2002                  -18.87%
                         2003                   37.14%
                         2004                   25.29%
                         2005                    6.42%

During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended
September 30, 1998.

-----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS(+)
(FOR THE PERIOD ENDED DECEMBER 31, 2005)                  ONE YEAR    FIVE YEARS    TEN YEARS
-----------------------------------------------------------------------------------------------

RETURN BEFORE TAXES                                         6.42%       10.60%        13.21%
-----------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS (1)                     5.85%        9.49%        10.46%
-----------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES (1)                                                  4.96%        8.80%        10.02%
-----------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX (2) (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                          4.55%        8.22%         9.26%
-----------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

                                     - 12 -

(+) The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003.
The performance results shown in the bar chart and table above for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                     - 13 -

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE. To seek growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies in the United
States. Currently, the Fund's adviser considers large capitalization companies to be companies with market capitalizations of more than $5 billion measured at the time of investment. The Fund may invest the remainder of its assets in other categories of equity securities, including equity securities of companies with small or medium market capitalizations, which tend to be more vulnerable to adverse developments than larger companies. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.

The Fund may invest in companies that the Fund's adviser believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by the Fund's adviser. The Fund generally sells securities when the
Fund's adviser believes they are fully priced or when more attractive investment candidates become available.

PRINCIPAL RISKS.

     --   It is possible to lose money on an investment in the Fund.

     --   EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the
          Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     --   EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's adviser, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments.
          Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

                                     - 14 -

     --   GEOGRAPHIC CONCENTRATION RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     --   DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     --   ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds.
          When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     --   MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

                               [BARCHART OMITTED]

                         1996                   21.48%
                         1997                   23.33%
                         1998                   21.94%
                         1999                   30.91%
                         2000                   -5.84%
                         2001                  -16.45%
                         2002                  -28.31%
                         2003                   34.06%
                         2004                    8.88%
                         2005                    4.23%

During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was -21.02% for the quarter ended September 30, 2002.

----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED DECEMBER 31, 2005)               ONE YEAR    FIVE YEARS    TEN YEARS
----------------------------------------------------------------------------------------------

RETURN BEFORE TAXES                                      4.23%        -1.84%       7.45%
----------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS (1)                  4.23%        -1.87%       3.99%
----------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES (1)                                               2.75%        -1.57%       4.62%
----------------------------------------------------------------------------------------------
S&P 500 INDEX (2) (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                       4.91%        0.54%        9.07%
----------------------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the

                                     - 15 -

return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The S&P 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                     - 16 -

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND

INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity; secondarily, to seek a high rate of total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of
U.S. dollar-denominated income-producing obligations.

The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

     --   securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     --   debt securities of domestic or foreign corporations;

     --   mortgage-backed and other asset-backed securities;

     --   obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

     --   obligations of international agencies or supranational entities;

     --   commercial paper and master demand notes;

     --   preferred securities; and

     --   short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed and other asset-backed securities.

Foreign securities in which the Fund invests will be denominated in the U.S.
dollar.

The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may

                                     - 17 -

provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future.
Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the
Fund's Statement of Additional Information.

The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the U.S. Government to be rated AAA, by following the guidelines listed below:

     --   The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's
          Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
          Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

     --   The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

     --   The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

     --   The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

     --   The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

PRINCIPAL RISKS.

     --   It is possible to lose money on an investment in the Fund.

                                     - 18 -

     --   INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     --   CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     --   INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     --   MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

     --   U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

     --   FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     --   DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     --   FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     --   MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 19 -

Performance Information.

                               [BARCHART OMITTED]

                         2005                    2.92%

During the period shown above, the highest quarterly return was 0.95% for the quarter ended June 30, 2005, and the lowest was 0.47% for the quarter ended
March 31, 2005.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                         ONE YEAR
(FOR THE PERIOD ENDED DECEMBER 31, 2005)                          (LIFE OF FUND)
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    2.92%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS (1)                                1.75%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (1)        1.89%
--------------------------------------------------------------------------------
LIBOR 3 MONTH USD FIXED INDEX (2) (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                                     3.64%
--------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The LIBOR 3 Month USD Fixed Index is a broad-based basket of U.S. debt securities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                     - 20 -

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE. To seek a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in fixed income obligations of issuers located in the United States, which may include, for example:

     --   securities that pay interest that is exempt from federal income tax
          (but which may be subject to federal alternative minimum tax);

     --   securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     --   debt securities of domestic or foreign corporations;

     --   mortgage-backed and other asset-backed securities;

     --   taxable and tax-exempt municipal bonds;

     --   obligations of international agencies or supranational entities;

     --   debt securities convertible into equity securities;

     --   inflation-indexed bonds;

     --   structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

     --   delayed funding loans and revolving credit facilities; and

     --   short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers'
          acceptances.

The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, the United States. The
Fund may invest up to 20% of its net assets in obligations of issuers (including governmental issuers) that are not located in the United States.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed and asset-backed securities.

The Fund will normally invest only in securities issued or guaranteed by the
U.S. Government or its agencies or instrumentalities and in securities of
"investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's Investor
Service, Inc., Standard & Poor's Rating Service, or Fitch Investors Service,
Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

                                     - 21 -

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these
"derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this
Prospectus and in the Fund's Statement of Additional Information.

The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

     --   uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

     --   exploits inefficiencies in the valuation of risk and reward;

     --   looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

     --   considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

PRINCIPAL RISKS.

     --   It is possible to lose money on an investment in the Fund.

     --   INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     --   CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

                                     - 22 -

     --   INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     --   MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

     --   U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

     --   FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     --   FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     --   DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     --   FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
          Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     --   MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 23 -

Performance Information.

                               [BARCHART OMITTED]

                         2005                    3.08%

During the period shown above, the highest quarterly return was 3.20% for the quarter ended June 30, 2005, and the lowest was -0.82% for the quarter ended
September 30, 2005.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                       ONE YEAR
(FOR THE PERIOD ENDED DECEMBER 31, 2005)                        (LIFE OF FUND)
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                  3.08%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS (1)                              1.60%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES (1)      1.99%
--------------------------------------------------------------------------------
LEHMAN US AGGREGATE BOND INDEX (2) (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                             2.43%
--------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                     - 24 -

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     --   pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

     --   are investment grade in quality; and

     --   have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

"Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
Investor Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the
U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the
Fund, the Fund's adviser generally relies on detailed proprietary research. The
Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                     - 25 -

In selecting individual securities for investment, the Fund's adviser typically:

     --   assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     --   uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     --   compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     --   looks to exploit any inefficiencies between intrinsic value and market trading price; and

     --   subordinates sector weightings to individual securities that may be undervalued.

The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the
Fund's adviser devotes substantial independent research to the selection of the
Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

     --   It is possible to lose money on an investment in the Fund.

     --   VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     --   INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

     --   CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     --   INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     --   STATE AND ISSUE RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

                                     - 26 -

     --   U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

     --   MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

                               [BARCHART OMITTED]

                         2004                    3.70%
                         2005                    3.07%

During the periods shown above, the highest quarterly return was 3.12% for the quarter ended September 30, 2004, and the lowest was -1.70% for the quarter ended June 30, 2004.

--------------------------------------------------------------------------------
                                                              LIFE OF THE FUND
AVERAGE ANNUAL TOTAL RETURNS                                 (SINCE DECEMBER 31,
(FOR THE PERIOD ENDED DECEMBER 31, 2005)            ONE YEAR       2003)
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   3.07%        3.39%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS (1)               2.83%        3.24%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
OF FUND SHARES (1)                                    3.08%        3.23%
--------------------------------------------------------------------------------
LEHMAN 5-YEAR MUNICIPAL BOND INDEX (2) (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                0.95%        1.82%
--------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                     - 27 -

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     --   pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

     --   are investment grade in quality; and

     --   have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

"Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
Investor Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the
U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the
Fund, the Fund's adviser generally relies on detailed proprietary research. The
Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                     - 28 -

In selecting individual securities for investment, the Fund's adviser typically:

     --   assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     --   uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     --   compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     --   looks to exploit any inefficiencies between intrinsic value and market trading price; and

     --   subordinates sector weightings to individual securities that may be undervalued.

The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the
Fund's adviser devotes substantial independent research to the selection of the
Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

     --   It is possible to lose money on an investment in the Fund.

     --   VOLATILITY OF THE MUNICIPAL BOND MARKET. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     --   INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

     --   CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     --   INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     --   STATE AND ISSUE RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

     --   U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

                                     - 29 -

     --   MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

                               [BARCHART OMITTED]

                         2004                    1.79%
                         2005                    2.52%

During the periods shown above, the highest quarterly return was 1.36% for the quarter ended September 30, 2004, and the lowest was -0.84% for the quarter ended June 30, 2004.

--------------------------------------------------------------------------------
                                                              LIFE OF THE FUND
AVERAGE ANNUAL TOTAL RETURNS                                (SINCE DECEMBER 31,
(FOR THE PERIOD ENDED DECEMBER 31, 2005)            ONE YEAR       2003)
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                                   2.52%        2.15%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS (1)               2.31%        2.02%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES (1)                                            2.52%        2.08%
--------------------------------------------------------------------------------

LEHMAN 1-YEAR MUNICIPAL BOND INDEX (2) (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                1.49%        1.28%
--------------------------------------------------------------------------------

(1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Lehman 1-Year Municipal Index is a rules-based, market-value-weighted index of debt obligations issued by municipalities with short term maturities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                  ------------

Changes in investment objective and policies. The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this Prospectus or the Statement of Additional Information as fundamental, the Funds' investment objectives and policies may be changed by the Trustees without a vote of the shareholders.

                                     - 30 -

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

--------------------------------------------------------------------------------
MAXIMUM SALES LOAD IMPOSED ON PURCHASES                          None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD                                      None
--------------------------------------------------------------------------------
MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS               None
--------------------------------------------------------------------------------
REDEMPTION FEE
--------------------------------------------------------------------------------
    Schroder International Alpha Fund                           2.00%(1)
--------------------------------------------------------------------------------
    Schroder North American Equity Fund                          None
--------------------------------------------------------------------------------
    Schroder U.S. Opportunities Fund                            2.00%(1)
--------------------------------------------------------------------------------
    Schroder U.S. Large Cap Equity Fund                         2.00%(1)
--------------------------------------------------------------------------------
    Schroder Enhanced Income Fund                                None
--------------------------------------------------------------------------------
    Schroder U.S. Core Fixed Income Fund                         None
--------------------------------------------------------------------------------
    Schroder Municipal Bond Fund                                 None
--------------------------------------------------------------------------------
    Schroder Short-Term Municipal Bond Fund                      None
--------------------------------------------------------------------------------
EXCHANGE FEE                                                     None
--------------------------------------------------------------------------------

     (1) Shares of this Fund held for two months or less are subject to a redemption fee of 2.00%.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                                                   SCHRODER                SCHRODER
                                             SCHRODER       SCHRODER      SCHRODER     SCHRODER   U.S. CORE    SCHRODER   SHORT-TERM
                              SCHRODER        NORTH           U.S.       U.S. LARGE    ENHANCED     FIXED     MUNICIPAL   MUNICIPAL
                           INTERNATIONAL     AMERICAN    OPPORTUNITIES   CAP EQUITY     INCOME      INCOME       BOND        BOND
                             ALPHA FUND    EQUITY FUND        FUND          FUND         FUND        FUND        FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------

 Management Fees (1)(2)        0.73%          0.25%           0.73%         0.75%        0.25%       0.25%       0.40%       0.40%
------------------------------------------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees     None           None            None          None         None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
 Other Expenses(1)             3.15%          0.10%           0.40%         2.07%        0.57%       2.80%       0.53%       0.45%
------------------------------------------------------------------------------------------------------------------------------------
 Total Annual Fund
   Operating Expenses          3.88%          0.35%           1.13%         2.82%        0.82%       3.05%       0.93%       0.85%
------------------------------------------------------------------------------------------------------------------------------------
   Less: Fee Waiver and
     Expense Limitation(3)    (2.63)%         None            None         (0.82)%      (0.42)%     (2.65)%     (0.38)%     (0.30)%
------------------------------------------------------------------------------------------------------------------------------------
 Net Expenses(3)               1.25%          0.35%           1.13%         2.00%        0.40%       0.40%       0.55%       0.55%
------------------------------------------------------------------------------------------------------------------------------------

     (1) Management Fees for each Fund include all fees payable to Schroders and its affiliates for investment advisory and fund administration services.
     The Funds also pay administrative or sub-administrative fees directly to
     SEI Investments Global Fund Services, and those fees are included under
     "Other Expenses."

     (2) Please see below for information regarding proposed fee increases for
     Schroder International Alpha Fund and Schroder U.S. Opportunities Fund.

     (3) The "Net Expenses" shown for each Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect through February 28, 2007, on the Total Annual Fund Operating Expenses of
     each Fund. In order to limit the expenses of each Fund's Investor Shares, the Funds' adviser has contractually agreed to reduce its compensation
     (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as,

                                     - 31 -

     for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent that the Total
     Annual Fund Operating Expenses of a Fund allocable to its Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder International Alpha
     Fund -- 1.25%; Schroder U.S. Opportunities Fund -- 2.00%; Schroder U.S.
     Large Cap Equity Fund -- 2.00%; Schroder Enhanced Income Fund -- 0.40%;
     Schroder U.S. Core Fixed Income Fund -- 0.40%; Schroder Municipal Bond Fund
     -- 0.55%; and, Schroder Short-Term Municipal Bond Fund -- 0.55%. In
     addition, the Schroder International Alpha Fund's adviser has separately contractually agreed to waive the advisory fees paid to it by Schroder
     International Alpha Fund through February 28, 2007 to the extent the advisory fees exceed 0.45% of the Fund's average daily net assets; under its terms, this separate fee waiver will terminate if the amendment to the investment advisory agreement (discussed below) is approved by the shareholders of Schroder International Alpha Fund and goes into effect.

EXAMPLE

     This Example is intended to help you compare the cost of investing in a
     Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------
                                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------

SCHRODER INTERNATIONAL ALPHA FUND            $127        $941       $1,774      $3,938
------------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND          $ 36        $113       $  197      $  443
------------------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND             $115        $359       $  622      $1,375
------------------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND          $203        $797       $1,416      $3,088
------------------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND                $ 41        $220       $  414      $  974
------------------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND         $ 41        $691       $1,368      $3,177
------------------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND                 $ 56        $258       $  478      $1,108
------------------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND      $ 56        $241       $  442      $1,021
------------------------------------------------------------------------------------------

                                     - 32 -

--------------------------------------------------------------------------------
PROPOSED FEE INCREASES FOR THE SCHRODER INTERNATIONAL ALPHA FUND AND THE
SCHRODER U.S. OPPORTUNITIES FUND

     The Board of Trustees of Schroder Capital Funds (Delaware) has approved amendments to the investment advisory agreement between Schroder Capital
     Funds (Delaware), on behalf of Schroder International Alpha Fund and
     Schroder U.S. Opportunities Fund, and Schroder Investment Management North
     America Inc. The amendments are being submitted to shareholders for approval at a meeting currently scheduled to occur on March 23, 2006. If the amendments are approved, the fees paid by these Funds under the investment advisory agreement will increase, and each Fund will pay a combined advisory and administrative fee to Schroder Investment Management
     North America Inc. at the following annual rate (based on the average daily net assets of the Fund): Schroder International Alpha Fund -- 0.975%; and
     Schroder U.S. Opportunities Fund -- 1.00%. If the proposed amendments are approved by shareholders of the Funds, Schroder Investment Management North
     America Inc. expects that they would likely be implemented on or about
     March 31, 2006.

     The table below provides actual and pro forma expense information regarding each of these Funds for the fiscal year ended October 31, 2005. The pro forma expense information assumes that the proposed fee increases had been in effect for that year:

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                SCHRODER INTERNATIONAL                SCHRODER U.S.
                                                      ALPHA FUND                    OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------
                                                ACTUAL          PRO FORMA         ACTUAL         PROFORMA
----------------------------------------------------------------------------------------------------------

 Management Fees(1)                             0.725%           0.975%            0.73%           1.00%
----------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees        None             None             None            None
----------------------------------------------------------------------------------------------------------
 Other Expenses                                 3.152%           3.152%            0.40%           0.40%
----------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses           3.877%           4.127%            1.13%           1.40%
----------------------------------------------------------------------------------------------------------
   Less: Fee Waiver and/or Expense
     Limitation (2)                            (2.627%)         (2.877%)          (0.00%)         (0.00%)
----------------------------------------------------------------------------------------------------------
 Net Expenses(2)                                 1.25%            1.25%            1.13%           1.40%
----------------------------------------------------------------------------------------------------------

     (1) Management fees for each Fund include all fees payable to the Funds'
     adviser and its affiliates for investment management and fund administration services. The Funds also pay sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under "Other Expenses."

     (2) The "Net Expenses" shown for each Fund reflect the effect of contractually imposed Fee Waivers and/or Expense Limitations, in effect through February 28, 2007, on the Total Annual Fund Operating Expenses of
     the Funds. In order to limit the Funds' expenses, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent the Total Annual
     Fund Operating Expenses of a Fund exceed the following annual rates (based on the average daily net assets of the Fund taken separately): Schroder
     International Alpha Fund -- 1.25%; and Schroder U.S. Opportunities Fund --
     2.00%. The Funds' adviser has agreed that if the proposed fee increase is approved by shareholders, it will continue this fee waiver and expense limitation with respect to the Schroder International Alpha Fund, and will reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which

                                     - 33 -

     may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent the Total Annual Fund
     Operating Expenses of the Schroder U.S. Opportunities Fund exceed the annual rate of 1.70%. The Funds' adviser has separated contractually agreed to waive the advisory fees paid to it by the Schroder International Alpha
     Fund through February 28, 2007 to the extent the advisory fees exceed 0.45%
     of the Fund's average daily assets; under its terms, this separate fee waiver will terminate if the amendments to the advisory agreement are approved by shareholders of Schroder International Alpha Fund and go into effect.

EXAMPLE

     This Example is intended to help you compare the cost of investing in a
     Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a
     5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above
     (except that expenses are assumed to be the same as a Fund's Net Expenses for the first year, if different). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------
  EXISTING FEE                       $127       $941        $1,774      $3,938
--------------------------------------------------------------------------------
  PROPOSED FEE -- PRO FORMA          $127       $991        $1,870      $4,136
--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------
  EXISTING FEE                       $115       $359        $  622      $1,375
--------------------------------------------------------------------------------
  PROPOSED FEE -- PRO FORMA          $143       $443        $  766      $1,680
--------------------------------------------------------------------------------

                                     - 34 -

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this
     Prospectus or under "Investment Restrictions" in the Fund's Statement of
     Additional Information ("SAI"), or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

     -- INTEREST RATE RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER U.S. CORE
     FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM
     MUNICIPAL BOND FUND). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a
     Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

     -- CREDIT RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER U.S. CORE FIXED
     INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM
     MUNICIPAL BOND FUND). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

     Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund each invests in securities of "investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization
     (for example, Moody's Investor Service, Inc., Standard & Poor's, or Fitch
     Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Municipal Bond Fund and
     Schroder Short-Term Municipal Bond Fund each invests principally in securities of investment grade. If a security has been rated by more than one nationally recognized statistical rating organization the Funds'
     adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. Each Fund considers whether a security is "investment grade" only at the time of purchase.

     Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund's
     adviser expects that a significant portion of the securities in which the
     Funds invest will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

                                     - 35 -

     Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

     The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

     -- INFLATION/DEFLATION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER U.S.
     CORE FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER
     SHORT-TERM MUNICIPAL BOND FUND). Inflation risk is the risk that a Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

     -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. (SCHRODER ENHANCED INCOME
     FUND AND SCHRODER U.S. CORE FIXED INCOME FUND). Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs

                                     - 36 -

     tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

     -- DERIVATIVES RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH
     AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, SCHRODER U.S. LARGE
     CAP EQUITY FUND, SCHRODER ENHANCED INCOME FUND, AND SCHRODER U.S. CORE
     FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' investment adviser or sub-adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction.

     -- SMALL AND MID CAP COMPANIES RISK. (SCHRODER NORTH AMERICAN EQUITY FUND
     AND SCHRODER U.S. OPPORTUNITIES FUND). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers'
     earnings potential or assets.

     -- EQUITY SECURITIES RISK. (SCHRODER INTERNATIONAL ALPHA FUND,SCHRODER
     NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER
     U.S. LARGE CAP EQUITY FUND). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by

                                     - 37 -

     the Fund's adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions. Schroder International Alpha
     Fund, Schroder North American Equity Fund, and Schroder U.S. Large Cap
     Equity Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. Equity securities of real estate investment trusts
     ("REITs") are affected by changes in the value of the underlying property owned by the REIT.

     -- INITIAL PUBLIC OFFERINGS (IPOS) RISK. (SCHRODER U.S. OPPORTUNITIES
     FUND). The Fund may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.

     -- PRIVATE PLACEMENTS AND RESTRICTED SECURITIES RISK. (SCHRODER U.S.
     OPPORTUNITIES FUND). The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund's sale of such investments may also be restricted under securities laws.

     -- FOREIGN INVESTMENTS RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
     NORTH AMERICAN EQUITY FUND, SCHRODER ENHANCED INCOME FUND, AND SCHRODER
     U.S. CORE FIXED INCOME FUND). Schroder International Alpha Fund, Schroder
     Enhanced Income Fund, and Schroder U.S. Core Fixed Income Fund may invest in foreign securities. Schroder North American Equity Fund may invest in securities of companies located in all countries in North America.
     Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign

                                     - 38 -

     brokerage commissions and other fees are also generally higher than in the
     United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
     United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

     Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
     Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

     In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

     -- FOREIGN CURRENCIES RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
     NORTH AMERICAN EQUITY FUND, AND SCHRODER U.S. CORE FIXED INCOME FUND).
     Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

     If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and

                                     - 39 -

     distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     -- EMERGING MARKET SECURITIES RISK. (SCHRODER INTERNATIONAL ALPHA FUND).
     Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the
     U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

     Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
     Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     -- GEOGRAPHIC CONCENTRATION RISK. (SCHRODER INTERNATIONAL ALPHA FUND,
     SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND
     SCHRODER U.S. LARGE CAP EQUITY FUND). To the extent that a Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio. Because the Schroder North American Equity Fund invests principally in equity securities of North American companies, and the Schroder U.S. Opportunities Fund and Schroder U.S. Large Cap Equity
     Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

                                     - 40 -

     -- ISSUER CONCENTRATION RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
     U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. LARGE CAP EQUITY FUND). Schroder
     U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund, and in
     particular the Schroder International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     -- OVER-THE-COUNTER RISK. (SCHRODER U.S. OPPORTUNITIES FUND). Securities
     traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     -- INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. (SCHRODER INTERNATIONAL
     ALPHA FUND AND SCHRODER NORTH AMERICAN EQUITY FUND). A Fund may invest in other investment companies or pooled vehicles, including closed-end funds and ETFs, that are advised by the Fund's adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company, a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds.

     -- EQUITY MARKETS RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH
     AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S.
     LARGE CAP EQUITY FUND). Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

     -- MANAGEMENT RISK. (ALL FUNDS). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. (SCHRODER ENHANCED INCOME
     FUND AND SCHRODER U.S. CORE FIXED INCOME FUND). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund's adviser believes to be temporary disparities in normal yield relationships between

                                     - 41 -

     securities. A change in the securities held by a Fund is known as
     "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a
     Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects the portfolio turnover rate for the current fiscal year will be approximately 400% for each of Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income
     Fund, and currently expects that the portfolio turnover rate for the current fiscal year will not exceed 100% for each of Schroder International
     Alpha Fund, Schroder U.S. Opportunities Fund, Schroder North American
     Equity Fund, Schroder U.S. Large Cap Equity Fund, Schroder Municipal Bond
     Fund and Schroder Short-Term Municipal Bond Fund. Consult your tax advisor regarding a Fund's portfolio turnover rate on your investments.

     -- MUNICIPAL BONDS RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
     SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

          General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

          Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities.
          Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

     Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

     The amount of public information available about the municipal bonds in a
     Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund's adviser.

                                     - 42 -

     Interest income from private activity bonds may be subject to federal AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

     At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the
     Fund in respect of its investment might not be tax-exempt.

     -- TAXABLE MUNICIPAL SECURITIES RISK. (SCHRODER MUNICIPAL BOND FUND AND
     SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax.
     These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis. The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

     -- VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. (SCHRODER MUNICIPAL BOND
     FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds.
     Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

     -- STATE AND ISSUE RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
     SHORT-TERM MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state.
     Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer's ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

                                     - 43 -

     Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

     A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

     -- U.S. GOVERNMENT SECURITIES RISK. (SCHRODER ENHANCED INCOME FUND,
     SCHRODER U.S. CORE FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND
     SCHRODER SHORT-TERM MUNICIPAL BOND FUND). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the
     Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal
     Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae,
     Freddie Mac and the Student Loan Marketing Association) are supported only by the credit of the issuer itself.

                                     - 44 -

     -- LIQUIDITY RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH
     AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S.
     LARGE CAP EQUITY FUND). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
     Illiquid securities may be highly volatile and difficult to value.

                                     - 45 -

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

     In addition to the principal investment strategies described in the
     Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser and sub-adviser.

     -- DEPOSITARY RECEIPTS RISK. A Fund may invest in American Depositary
     Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository
     Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively, "Depositary Receipts"). Depositary
     Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in
     non-U.S. issuers through Depository Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

     -- SHORT SALES. A Fund may sell a security short when the Fund's adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     -- WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. Each
     Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security.
     These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     -- SECURITIES LOANS AND REPURCHASE AGREEMENTS. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements.
     These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

     -- TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser may, but is not required to, temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive"
     strategies, the Fund would invest in investment grade fixed income securities,

                                     - 46 -

     cash or money market instruments to any extent the Fund's adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

     -- PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into a Fund. If a
     Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

     -- OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Funds' SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

     -- PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds' investment policies above to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a Fund for investment purposes.

                                     - 47 -

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

     Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroder Investment Management North America Inc.
     ("Schroders") to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees,
     Schroders also manages each Fund's other affairs and business.

     Schroder Investment Management North America Limited ("SIMNA Ltd."), an
     affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder International Alpha Fund and Schroder North American
     Equity Fund.

     Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors.
     Schroders plc, Schroder's ultimate parent, is a global asset management company with approximately $201 billion under management as of December 31,
     2005. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

     --   MANAGEMENT FEES. For the fiscal year ended October 31, 2005, each Fund paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates (based on each
          Fund's average daily net assets): Schroder North American Equity Fund:
          0.25%; Schroder U.S. Opportunities Fund: 0.73%; Schroder Municipal
          Bond Fund: 0.02%; and Schroder Short-Term Municipal Bond Fund: 0.10%.
          Each of Schroder International Alpha Fund and Schroder U.S. Large Cap
          Equity Fund did not pay fees during the fiscal year ended October 31,
          2005 due to expense limitations and/or fee waivers in effect during that period. Each of Schroder Enhanced Income Fund and Schroder U.S.
          Core Fixed Income Fund pays a management fee to Schroders at the annual rate of 0.25% of the Fund's average daily net assets. Effective
          March 1, 2006, as compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from each of Schroder
          International Alpha Fund and Schroder North American Equity Fund.
          Prior to March 1, 2006, Schroders paid to SIMNA Ltd. twenty-five percent of the investment advisory fees Schroders received from each of Schroder International Alpha Fund and Schroder North American
          Equity Fund. A discussion regarding the basis for the Trustees'
          approval of the Funds' investment management agreements is available in the Funds' annual report to shareholders for the fiscal year ended
          October 31, 2005.

          The Board of Trustees of Schroder Capital Funds (Delaware) has
          approved proposed amendments to the advisory agreement between
          Schroder Capital Funds (Delaware), on behalf of Schroder International
          Alpha Fund and Schroder U.S. Opportunities Fund, and Schroders. The
          amendments are being submitted to shareholders for approval at a meeting currently scheduled to occur on March 23, 2006. If the amendments are approved, the fees paid by these Funds under the investment advisory agreement will increase, and each of these Funds will pay a combined advisory and administrative fee to Schroders at the following annual rate (based on the average daily net assets of the Fund): Schroder International Alpha Fund -- 0.975%; and Schroder
          U.S. Opportunities

                                     - 48 -

          Fund -- 1.00%. If the proposed amendments are approved by shareholders of these Funds, Schroders expects that they would likely be implemented on or about March 31, 2006.

     --   MANAGEMENT FEE BREAKPOINTS. Three of the Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Opportunities Fund and
          Schroder International Alpha Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for
          Schroder U.S. Large Cap Equity Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million. The breakpoints for each of Schroder U.S.
          Opportunities Fund and Schroder International Alpha Fund will be eliminated (and the fees paid by these Funds under the investment advisory agreement will increase) if the amendments to the investment advisory agreement of these Funds (discussed above) are approved.

     --   EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of each Fund's Investor Shares, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as organizational expenses, litigation expenses and shareholder meeting expenses) until February 28, 2007 to the extent that the Total Annual
          Fund Operating Expenses of the Fund allocable to its Investor Shares exceed the following annual rate (based on the average daily net assets attributable to the Fund's Investor Shares): Schroder
          International Alpha Fund -- 1.25%; Schroder U.S. Opportunities Fund --
          2.00%; Schroder U.S. Large Cap Equity Fund -- 2.00%; Schroder Enhanced
          Income Fund -- 0.40%; Schroder U.S. Core Fixed Income Fund -- 0.40%;
          Schroder Municipal Bond Fund -- 0.55%; and Schroder Short-Term
          Municipal Bond Fund -- 0.55%. In addition, the Schroder International
          Alpha Fund's adviser has separately contractually agreed to waive the advisory fees paid to it by Schroder International Alpha Fund through
          February 28, 2007 to the extent the advisory fees exceed 0.45% of the
          Fund's average daily net assets; under its terms, this separate fee waiver will terminate if the amendment to the investment advisory agreement (discussed above) is approved by the shareholders of
          Schroder International Alpha Fund and goes into effect.

     --   PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. Each manager's recent professional experience is also shown. Each Fund's respective SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

FUND                  NAME               TITLE            SINCE        RECENT PROFESSIONAL EXPERIENCE

Schroder              Virginie           Lead Portfolio   March 2005   Ms. Maisonneuve is a Director of
International Alpha   Maisonneuve, CFA   Manager                       Schroders and has been an
Fund                                                                   employee of SIMNA Ltd. since
                                                                       2004. She is head of Schroders'
                                                                       Europe, Australasia, Far East
                                                                       (EAFE) Team. Formerly, Co-Chief
                                                                       Investment Officer and Director,
                                                                       Clay Finlay.

                                     - 49 -

FUND                  NAME                 TITLE               SINCE            RECENT PROFESSIONAL EXPERIENCE

Schroder              Matthew Dobbs        Portfolio Manager   2004             Mr. Dobbs manages Pacific Basin
International Alpha                                                             and EAFE equities and is
Fund                                                                            responsible for MultiRegional Small
                                                                                Cap. He has been an employee of
                                                                                Schroders since 1981.

Schroder North        Justin Abercrombie   Head of             Inception        Head of QEP, SIMNA Ltd.
American Equity                            Quantitative        (September       Formerly, founding member of
Fund                                       Equity Products     2003)            QEP, SIMNA Ltd. Mr. Abercrombie
                                           ("QEP")                              has been an employee of
                                                                                Schroders since 1996.

Schroder North        David Philpotts      Senior              March 2004       Senior Quantitative Analyst and
American Equity                            Quantitative                         Portfolio Manager, SIMNA Ltd.
Fund                                       Analyst and                          Formerly, Chief Investment Officer,
                                           Portfolio Manager                    Quaestor Investment Management
                                                                                (2001 -- March 2004), Deputy Head
                                                                                of QEP, SIMNA Ltd. (1999-2004).

Schroder North        Stephen Langford     Senior              November         Senior Quantitative Analyst and
American Equity                            Quantitative        2003             Portfolio Manager, SIMNA Ltd.
Fund                                       Analyst and                          Formerly, Senior Research
                                           Portfolio Manager                    Manager, Quaestor Investment
                                                                                Management.

Schroder North        Arnaud Amsellem      Senior              July 2005        Senior Quantitative Analyst and
American Equity                            Quantitative                         Portfolio Manager, SIMNA Ltd.
Fund                                       Analyst and                          Formerly, Senior Portfolio Manager,
                                           Portfolio Manager                    State Street Hedge Fund Group,
                                                                                Portfolio Manager, State Street
                                                                                Active Team.

Schroder North        Kristian Brock       Quantitative        Inception        Quantitative Analyst and Portfolio
American Equity                            Analyst and         (September       Manager, SIMNA Ltd. Mr. Brock
Fund                                       Portfolio Manager   2003)            has been an employee of
                                                                                Schroders since 2001.

Schroder North        James Larkman        Quantitative        October 2005     Quantitative Analyst and Portfolio
American Equity                            Analyst and                          Manager, SIMNA Ltd. Mr Larkman
Fund                                       Portfolio Manager                    has been an employee of
                                                                                Schroders since 2003.

Schroder U.S.         Jenny B. Jones       Lead Portfolio      2003             Ms. Jones is an Executive Vice
Opportunities Fund                         Manager                              President of Schroders and has
                                                                                been an employee of Schroders
                                                                                since 2003. From 1996 through
                                                                                2002, Ms. Jones was a portfolio
                                                                                manager at Morgan Stanley
                                                                                Investment Advisors Inc., where
                                                                                she most recently served as an
                                                                                Executive Director.

Schroder U.S. Large   Jonathan Armitage    Lead Portfolio      January 2005     Mr. Armitage is a Senior Vice
Cap Equity Fund                            Manager                              President of Schroders and has
                                                                                been an employee of Schroders
                                                                                since 1991.

Schroder Enhanced     Steven S. Lear,      Lead Portfolio      Inception        Mr. Lear is an Executive Vice
Income Fund and       CFA                  Manager             (December 2004)  President of Schroders and has
Schroder U.S. Core                                             for each Fund    been an employee of Schroders
Fixed Income Fund                                                               since June 1998.

Schroder Enhanced     David Harris         Portfolio Manager   Inception        Mr. Harris is a Senior Vice
Income Fund and                                                (December 2004)  President of Schroders and has
Schroder U.S. Core                                             for each Fund    been an employee of Schroders
Fixed Income Fund                                                               since November 1992.

                                     - 50 -

FUND                  NAME                TITLE               SINCE            RECENT PROFESSIONAL EXPERIENCE

Schroder Enhanced     Wesley A. Sparks,   Portfolio Manager   Inception        Mr. Sparks is a Senior Vice
Income Fund and       CFA                                     (December 2004)  President of Schroders and has
Schroder U.S. Core                                            for each Fund    been an employee of Schroders
Fixed Income Fund                                                              since December 2000. Formerly,
                                                                               portfolio manager at Aeltus
                                                                               Investment Management.

Schroder Enhanced     Gregg T. Moore,     Portfolio Manager   Inception        Mr. Moore is a Vice President of
Income Fund and       CFA                                     (December 2004)  Schroders and has been an
Schroder U.S. Core                                            for each Fund    employee of Schroders since
Fixed Income Fund                                                              June 2001. Formerly, quantitative
                                                                               analyst at Aeltus Investment
                                                                               Management.

Schroder Enhanced     Matthew J. Murphy   Portfolio Manager   Inception        Mr. Murphy is a Vice President of
Income Fund and                                               (December 2004)  Schroders and has been an
Schroder U.S. Core                                            for each Fund    employee of Schroders since
Fixed Income Fund                                                              July 2004. Formerly, MONY Capital
                                                                               Management from February 2002
                                                                               to July 2004.

Schroder Municipal    David Baldt, CFA    Portfolio Manager   Inception        Mr. Baldt is an Executive Vice
Bond Fund and                                                 (December 2003)  President of Schroders and has
Schroder Short-Term                                           for each Fund    been an employee of Schroders
Municipal Bond                                                                 since fall 2003. Formerly, a
Fund                                                                           Managing Director of Deutsche
                                                                               Asset Management (formerly
                                                                               Morgan Grenfell).

Schroder Municipal    Daniel Scholl       Portfolio Manager   Inception        Mr. Scholl is a Senior Vice
Bond Fund and                                                 (December 2003)  President of Schroders and has
Schroder Short-Term                                           for each Fund    been an employee of Schroders
Municipal Bond                                                                 since fall 2003. Formerly, a Director
Fund                                                                           and Portfolio Manager of Deutsche
                                                                               Asset Management (formerly
                                                                               Morgan Grenfell).

Schroder Municipal    Susan Beck          Portfolio Manager   Inception        Ms. Beck is a First Vice President
Bond Fund and                                                 (December 2003)  of Schroders and has been an
Schroder Short-Term                                           for each Fund    employee of Schroders since fall
Municipal Bond                                                                 2003. Formerly, Vice President and
Fund                                                                           Portfolio Manager of Deutsche
                                                                               Asset Management (formerly
                                                                               Morgan Grenfell).

Schroder Municipal    Ted Manges          Portfolio Manager   Inception        Mr. Manges is a First Vice
Bond Fund and                                                 (December 2003)  President of Schroders and has
Schroder Short-Term                                           for each Fund    been an employee of Schroders
Municipal Bond                                                                 since fall 2003. Formerly, Vice
Fund                                                                           President of Deutsche Asset
                                                                               Management (1999-2003), and
                                                                               Manager of Trading and Sales,
                                                                               Commerce Capital Markets
                                                                               (1995-1999).

                                     - 51 -

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HOW THE FUNDS' SHARES ARE PRICED

     Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Each Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00
     p.m., Eastern Time) each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New
     Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
     Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas
     Day. Each Fund values its portfolio securities for which market quotations are readily available at market value. Investments and assets for which market values are not readily available are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities (or, when such prices are not available, based on other factors that may be indicative of the securities' values). Certain
     Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated.
     The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. Schroder International Alpha Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fair Value Committee in consultation with the Trustees.
     Short-term investments that will mature within 60 days are valued by
     Schroders using amortized cost, a form of fair valuation, pursuant to procedures adopted by the Board of Trustees. The net asset value of a
     Fund's Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

                                     - 52 -

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HOW TO BUY SHARES

     Each Trust, through its distributor, Schroder Fund Advisors Inc., sells
     Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund.

     You may purchase Investor Shares of each Fund by completing the Account
     Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians.

     Each Fund sells its Investor Shares at their net asset value next determined after the applicable Fund, its transfer agent, Boston Financial
     Data Services, Inc. ("BFDS"), or an authorized broker or financial institution (as described below) receives your request in good order
     (meaning that the request meets the requirements set out below and in the
     Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund's transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern
     Time). Each Trust reserves the right to reject any order to purchase
     Investor Shares of any of its Funds.

     The minimum investments for initial and additional purchases of Investor
     Shares of a Fund are as follows:

                                INITIAL INVESTMENT     ADDITIONAL INVESTMENTS
        REGULAR ACCOUNTS             $250,000                  $1,000

     The applicable Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

     Investor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $250,000 and purchasing shares directly from the Fund. Advisor Shares of the Schroder Enhanced Income Fund,
     Schroder U.S. Core Fixed Income Fund, Schroder Municipal Bond Fund, and
     Schroder Short-Term Municipal Bond Fund are offered through another prospectus and are intended for investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA and purchasing shares through a financial intermediary.

     The Funds do not issue share certificates.

     Each Trust may suspend the offering of Investor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

     Purchases by check. You may purchase Investor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase
     Investor Shares of two or more Funds, make your check payable to Schroder
     Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds

                                     - 53 -

     whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks. You should direct your check and your completed Account
     Application as follows:

     REGULAR MAIL                  OVERNIGHT OR EXPRESS MAIL

     Schroder Mutual Funds         Boston Financial Data Services, Inc.

     P.O. Box 8507                 Attn: Schroder Mutual Funds

     Boston, MA 02266              66 Brooks Drive
                                   Braintree, MA 02184

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire. If you make your initial investment by wire, a completed
Account Application must precede your order. Upon receipt of the Application,
BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time)
on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

     STATE STREET BANK AND TRUST COMPANY

     225 Franklin Street

     Boston, Massachusetts 02110

     ABA No.: 011000028

     Attn: Schroder Mutual Funds

     DDA No.: 9904-650-0

     FBO: Account Registration

     A/C: Mutual Fund Account Number

     Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call
(800) 464-3108.

Brokers and other financial institutions. You may also buy and exchange Investor
Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors Inc. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor
Shares. Please consult a representative of your financial institution for further information.

                                     - 54 -

Certain brokers or other financial institutions may accept purchase orders for
Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the
Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and
Schroder Fund Advisors Inc., the Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the
Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.

Purchases in kind. Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor
Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the
Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor
Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by
Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange.
Investors interested in purchases through exchange should telephone Schroders at
(800) 464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. Schroder Fund Advisors Inc.,
Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled.

                                     - 55 -

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HOW TO SELL SHARES

     When you may redeem. You may sell your Investor Shares back to a Fund on any day the Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108.
     Redemption requests received in good order by Schroder Mutual Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee any signature in the form of the Stamp 2000
     Medallion Guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

     Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

     Brokers and other financial institutions. You may also redeem and exchange
     Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund
     Advisors Inc. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds.
     For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

     Certain brokers or other financial institutions may accept redemption orders for Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the
     Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net

                                     - 56 -

     asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

     Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

     Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the
     Trustees (presently $2,000), a Trust may choose to redeem your Investor
     Shares in the Funds and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption.
     Each Trust may also redeem Investor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

     Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the
     Exchange is restricted, as determined by the Securities and Exchange
     Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the
     SEC) exists, making disposal of portfolio investments or determination of a
     Fund's net asset value not reasonably practicable.

     Redemptions in kind. The Trusts do not expect to redeem Investor Shares in kind under normal circumstances. If a Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem Investor
     Shares of Schroder International Alpha Fund, Schroder U.S. Opportunities
     Fund, and Schroder U.S. Large Cap Equity Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Investor
     Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds
     (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Each Trust may pay redemption proceeds in any amount with respect to Schroder North American Equity Fund,
     Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund,
     Schroder Municipal Bond Fund, or Schroder Short-Term Municipal Bond Fund in
     whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash.

     General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
     Schroders client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

                                     - 57 -

     Redemption fee. Schroder International Alpha Fund, Schroder U.S.
     Opportunities Fund, and Schroder U.S. Large Cap Equity Fund each impose a
     2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund.

     To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE
     IRA, SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts.

     For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order: (i) from shares of a Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (ii) from all other shares of a Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (ii) above that are redeemed two months or less from their date of purchase will be subject to the redemption fee.

                                     - 58 -

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EXCHANGES

     You can exchange your Investor Shares of a Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of Schroder International Alpha
     Fund, Schroder U.S. Opportunities Fund, or Schroder U.S. Large Cap Equity
     Fund may be subject to a redemption fee of 2.00% as described above under
     "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your Investor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange Investor Shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account
     Application. The Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                     - 59 -

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DIVIDENDS AND DISTRIBUTIONS

     Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund,
     Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund
     each declare dividends from net investment income daily and distribute these dividends monthly. Schroder International Alpha Fund, Schroder U.S.
     Large Cap Equity Fund, Schroder U.S. Opportunities Fund, and Schroder North
     American Equity Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net investment income and any net realized capital gain at least annually. All
     Funds make distributions from net capital gain after applying any available capital loss carryovers.

     Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

     YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     --   Reinvest all distributions in additional Investor Shares of your Fund;

     --   Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of your Fund;

     --   For each Fund, except Schroder North American Equity Fund, receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

     --   Receive all distributions in cash.

     You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional
     Fund shares promptly following the period in which the reinvestment occurs.

                                     - 60 -

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Excessive trading can hurt Fund performance, operations, and shareholders.
     The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or
     Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. In addition, the Board of Trustees of Schroder International Alpha
     Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Large Cap Equity
     Fund has established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares
     -- Redemption Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trusts or their distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trusts regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trusts as having engaged in trades that violate the Trusts' "market timing" policies.
     Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trusts or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

                                     - 61 -

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PAYMENT OF FEES

     Subject to general review by the Board of Trustees, the Funds may pay
     Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders.

                                     - 62 -

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TAXES

     TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (except "exempt-interest dividends" --
     see below) are taxed as ordinary income. Taxes on distributions of capital gains (including those the income from which is tax-exempt) are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as market discount will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Schroder
     Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder
     Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund do not
     expect a significant portion of their distributions to be derived from qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

     For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
     Fund, distributions designated as "exempt-interest dividends" will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

     Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

     A Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal
     Revenue Code (a "foreign person"), are subject to withholding of U.S.
     federal income tax at a rate of 30% (or lower applicable treaty rate).
     However, under the American Jobs Creation Act of 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before
     January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if

                                     - 63 -

     earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.

     Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2009.

     TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

     FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

     DERIVATIVES. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

     CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
     summary of certain U.S. federal income tax consequences of investing in the
     Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

                                     - 64 -

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

     Please see the applicable Fund's SAI for a description of a Fund's policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

                                     - 65 -

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

     The financial highlights below are intended to help you understand financial performance of each of the Funds for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

     For all periods presented, the financial highlights have been audited by
     PricewaterhouseCoopers LLP, independent registered public accountant to the
     Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the
     Fund's combined Annual Report and are incorporated by reference into each
     Fund's SAI. Copies of the Annual Report may be obtained without charge by writing the Funds at P.O. Box 8507, Boston, Massachusetts 02266, or by
     calling (800) 464-3108. The Funds' Annual Report is also available on the following website: www.schroderfunds.com.

                                     - 66 -

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding
Through the Period Ended October 31

                                                         NET REALIZED AND
                                                         UNREALIZED GAINS                              DISTRIBUTIONS
                                                            (LOSSES) ON                                FROM NET GAIN
                             NET ASSET                      INVESTMENTS                    DIVIDENDS   ON INVESTMENTS
                               VALUE,         NET           AND FOREIGN      TOTAL FROM    FROM NET     AND FOREIGN    DISTRIBUTIONS
                             BEGINNING     INVESTMENT        CURRENCY        INVESTMENT   INVESTMENT      CURRENCY      FROM RETURN
                             OF PERIOD   INCOME (LOSS)     TRANSACTIONS      OPERATIONS     INCOME      TRANSACTIONS    OF CAPITAL
                            ----------- --------------- ------------------  ------------ ------------ --------------- --------------

INTERNATIONAL ALPHA FUND
2005 ......................   $  7.08       $ 0.14           $  1.22          $  1.36      $ (0.09)       $    --        $     --
2004 ......................      6.37         0.09              0.75             0.84        (0.13)            --              --
2003 ......................      5.37         0.10              1.08             1.18        (0.12)         (0.06)             --
2002 ......................      7.26         0.04             (1.13)           (1.09)          --          (0.80)             --
2001 ......................     16.74         0.09             (2.38)           (2.29)       (0.31)         (6.88)             --

NORTH AMERICAN EQUITY FUND
2005(b) ...................   $ 11.00       $ 0.06           $  0.63          $  0.69      $ (0.05)       $ (0.49)       $     --
2005(c) ...................     10.88         0.22              0.62             0.84        (0.20)         (0.52)             --
2004(c)(d) ................     10.00         0.09              0.86             0.95        (0.04)         (0.03)             --

U.S. OPPORTUNITIES FUND
2005 ......................   $ 19.58           --(e)        $  2.11*         $  2.11      $    --        $ (2.03)       $     --
2004 ......................     16.18           --(e)           3.40*            3.40           --             --              --
2003 ......................     12.57        (0.16)             4.11             3.95           --          (0.34)             --
2002 ......................     15.17        (0.10)            (1.15)           (1.25)          --          (1.35)             --
2001 ......................     18.01        (0.13)             0.59             0.46           --          (3.30)             --

U.S. LARGE CAP EQUITY FUND
2005 ......................   $  3.73       $ 0.01           $  0.31          $  0.32      $ (0.01)       $    --        $     --
2004 ......................      3.47           --(e)           0.26             0.26           --             --              --
2003 ......................      2.76           --(e)           0.71             0.71           --             --              --
2002 ......................      3.55        (0.03)            (0.75)           (0.78)          --             --           (0.01)
2001 ......................      4.95           --(e)          (1.40)           (1.40)          --             --              --

ENHANCED INCOME FUND
2005(f) ...................   $ 10.00       $ 0.26           $ (0.04)         $  0.22      $ (0.26)       $    --        $     --

U.S. CORE FIXED INCOME FUND
2005(f) ...................   $ 10.00       $ 0.30           $ (0.15)         $  0.15      $ (0.30)       $    --        $     --

MUNICIPAL BOND FUND
2005 ......................   $ 10.12       $ 0.36           $ (0.15)         $  0.21      $ (0.36)       $    --        $     --
2004(g) ...................     10.00         0.24              0.11             0.35        (0.23)            --              --

SHORT-TERM MUNICIPAL BOND
  FUND
2005 ......................   $  9.97       $ 0.29           $ (0.05)         $  0.24      $ (0.29)       $    --        $     --
2004(g) ...................     10.00         0.15             (0.03)            0.12        (0.15)            --              --

                                     - 67 -

                                                                                                           RATIO OF
                                                               RATIO OF              RATIO OF           NET INVESTMENT
                                                             EXPENSES TO           EXPENSES TO         INCOME (LOSS) TO
                                                          AVERAGE NET ASSETS    AVERAGE NET ASSETS    AVERAGE NET ASSETS
                  NET ASSET                NET ASSETS,   (INCLUDING WAIVERS,   (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
     TOTAL       VALUE, END     TOTAL        END OF         REIMBURSEMENTS        REIMBURSEMENTS        REIMBURSEMENTS     TURNOVER
 DISTRIBUTIONS    OF PERIOD   RETURN(A)   PERIOD (000)       AND OFFSETS)          AND OFFSETS)          AND OFFSETS)        RATE
--------------- ------------ ----------- -------------- --------------------- --------------------- --------------------- ----------

  $    (0.09)     $  8.35        19.45%    $    6,545            1.25%                 3.88%                 1.85%            126%
       (0.13)        7.08        13.31          5,233            1.25                  3.36                  1.16             136
       (0.18)        6.37        22.66          6,242            1.25                  3.27                  2.09              50
       (0.80)        5.37       (17.20)         6,427            1.14                  1.94                  0.60             111
       (7.19)        7.26       (24.96)        20,850            0.99                  1.41                  0.57             146

  $    (0.54)     $ 11.15         6.35%    $1,303,276            0.35%                 0.35%                 1.39%             30%
       (0.72)       11.00         7.59        883,146            0.33                  0.33                  1.79              89
       (0.07)       10.88         9.56        890,929            0.37                  0.37                  1.29              54

  $    (2.03)     $ 19.66        11.26%    $  140,467            1.13%                 1.13%                (0.29)%           107%
          --        19.58        21.01         73,679            1.62                  1.62                 (0.83)            144
       (0.34)       16.18        32.13         46,783            1.93                  2.25                 (1.22)            162
       (1.35)       12.57        (9.91)        41,857            1.49                  1.50                 (0.75)             81
       (3.30)       15.17         3.25         28,096            1.49                  1.83                 (0.79)            105

  $    (0.01)     $  4.04         8.54%    $    7,873            2.00%                 2.82%                 0.12%             48%
          --         3.73         7.49          8,434            2.00                  2.77                 (0.15)             50
          --         3.47        25.72          9,102            2.39                  3.56                 (0.13)             61
       (0.01)        2.76       (22.05)         9,475            2.01                  2.22                 (0.75)             57
          --         3.55       (28.28)        19,447            1.50                  1.76                 (0.08)             62

  $    (0.26)     $  9.96         2.17%    $  101,106            0.40%                 0.82%                 3.08%             61%
  $    (0.30)     $  9.85         1.51%    $    9,138            0.40%                 3.05%                 3.61%            571%

  $    (0.36)     $  9.97         2.14%    $   96,114            0.55%                 0.93%                 3.70%             27%
       (0.23)       10.12         3.53         45,781            0.55                  1.41                  2.82              46

  $    (0.29)     $  9.92         2.47%    $  131,062            0.55%                 0.85%                 3.03%             36%
       (0.15)        9.97         1.26         74,031            0.55                  1.30                  1.95              17

----------

*    Includes redemption fees. Amount was less than $0.01 per share.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)  For the six months ended October 31, 2005, the North American Equity Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(c)  For the year or period ended April 30.

(d)  Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(e)  Amount was less than $(0.01) per share.

(f)  Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(g)  Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

                                     - 68 -

--------------------------------------------------------------------------------
USA PATRIOT ACT

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a
     Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                     - 69 -

                               INVESTMENT MANAGER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
    SCHRODER INTERNATIONAL ALPHA FUND AND SCHRODER NORTH AMERICAN EQUITY FUND
              Schroder Investment Management North America Limited
                                31 Gresham Street
                                 London EC2V 7QA

                                  ADMINISTRATOR
      SCHRODER ENHANCED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, SCHRODER
    SHORT-TERM MUNICIPAL BOND FUND, AND SCHRODER U.S. CORE FIXED INCOME FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  ADMINISTRATOR
    SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND
                       SCHRODER NORTH AMERICAN EQUITY FUND
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                                SUB-ADMINISTRATOR
     SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER U.S. LARGE CAP EQUITY FUND,
    SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER NORTH AMERICAN EQUITY FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Large Cap Equity Fund

SCHRODER SERIES TRUST
Schroder Enhanced Income Fund
Schroder U.S. Core Fixed Income Fund
Schroder Short-Term Municipal Bond Fund
Schroder Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

Each of the Funds has a Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders which contain additional information about the applicable Fund. In the applicable Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The
SAIs and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the
Schroder Mutual Funds. The Funds' SAIs and annual and semi-annual reports are also available on the following website: WWW.SCHRODERFUNDS.COM.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at WWW.SEC.GOV.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to Trusts' file numbers under the Investment
Company Act, which are: Schroder Capital Funds (Delaware): 811-1911; Schroder
Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust
File No. 811-21364 -- Schroder Global Series Trust

                                                   Filed pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                  Registration File No: 33-65632

[SCHRODERS LOGO OMITTED]

PROSPECTUS

March 1, 2006

TAXABLE FIXED INCOME FUNDS
--------------------------
SCHRODER ENHANCED INCOME FUND
SCHRODER U.S. CORE FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS
-----------------------------
SCHRODER MUNICIPAL BOND FUND
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

ADVISOR SHARES

This Prospectus describes four mutual funds offered by Schroder Series Trust
(the "Trust").

   SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in
   U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other U.S. dollar-denominated investment grade income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years.

   SCHRODER U.S. CORE FIXED INCOME FUND seeks a high level of total return.
   The Fund invests in U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other investment grade fixed income investments. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

   SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
   The Fund invests primarily in investment grade municipal bonds that pay interest which is exempt from federal income tax. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

   SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund invests primarily in investment grade short-term municipal bonds that pay interest which is exempt from federal income tax.
   The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully. You can call the Schroder Mutual Funds at
(800) 464-3108 to find out more about these Funds and other funds in the
Schroder family of funds. From outside the United States, please call (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF
THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

                             SCHRODER SERIES TRUST

                                                                   Page
                                                                  -----

ADDITIONAL INFORMATION ABOUT ADVISOR SHARES; DISTRIBUTION PLANS    40

                                     - i -

--------------------------------------------------------------------------------
SUMMARY INFORMATION

   This summary identifies the investment objectives, principal investment strategies, and principal risks of Schroder Enhanced Income Fund, Schroder
   U.S. Core Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder
   Short-Term Municipal Bond Fund (each, a "Fund" and collectively, the
   "Funds"), each a series of Schroder Series Trust (the "Trust").

   The summary for each of the Funds includes a bar chart that shows the investment returns of that Fund's Advisor Shares for each of its last ten full calendar years of operation (or for each of its full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund
   (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by comparing the Fund's performance to a broad measure of market performance.

                                     - 1 -

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND

   INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity; secondarily, to seek a high rate of total return.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

   The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

   -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

   -- debt securities of domestic or foreign corporations;

   -- mortgage-backed and other asset-backed securities;

   -- obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

   -- obligations of international agencies or supranational entities;

   -- commercial paper and master demand notes;

   -- preferred securities; and

   -- short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

   The Fund's adviser currently expects that a substantial portion of the
   Fund's assets will be invested in mortgage-backed and other asset-backed securities.

   Foreign securities in which the Fund invests will be denominated in the
   U.S. dollar.

   The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

   The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

   The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

                                     - 2 -

   The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's Statement of
   Additional Information.

   The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the
   U.S. Government to be rated AAA, by following the guidelines listed below:

   -- The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's Investor
      Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
      Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent)
      or better, or the adviser has determined the securities to be of comparable quality.

   -- The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

   -- The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

   -- The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

   -- The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

   In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

                                     - 3 -

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

   -- FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

   -- DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

   -- MANAGEMENT RISK.  Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 4 -

Performance Information

                               [BAR CHART OMITTED]

                                 2005      2.64%

   During the period shown above, the highest quarterly return was 0.89% for the quarter ended June 30, 2005, and the lowest was 0.41% for the quarter ended March 31, 2005.

   AVERAGE ANNUAL TOTAL RETURNS                          ONE YEAR
  (FOR THE PERIOD ENDED DECEMBER 31, 2005)            (LIFE OF FUND)
   ----------------------------------------           --------------
   RETURN BEFORE TAXES                                    2.64%
                                                          ----
   RETURN AFTER TAXES ON DISTRIBUTIONS (1)                1.57%
                                                          ----
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES (1)                                        1.71%
                                                          ----
   LIBOR 3 MONTH USD FIXED INDEX (2) (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                 3.64%
                                                          ----

   (1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

   (2) The LIBOR 3 Month USD Fixed Index is a broad-based basket of U.S. debt securities.

   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION
   OF FUTURE PERFORMANCE. It is possible to lose money on an investment in a
   Fund.

                                     - 5 -

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND

   INVESTMENT OBJECTIVE. To seek a high level of total return.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in fixed income obligations of issuers located in the United
   States, which may include, for example:

   -- securities that pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

   -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

   -- debt securities of domestic or foreign corporations;

   -- mortgage-backed and other asset-backed securities;

   -- taxable and tax-exempt municipal bonds;

   -- obligations of international agencies or supranational entities;

   -- debt securities convertible into equity securities;

   -- inflation-indexed bonds;

   -- structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

   -- delayed funding loans and revolving credit facilities; and

   -- short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

   The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United
   States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, the United States. The Fund may invest up to 20% of its net assets in obligations of issuers (including governmental issuers) that are not located in the United States.

   The Fund's adviser currently expects that a substantial portion of the
   Fund's assets will be invested in mortgage-backed and asset-backed securities.

   The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's
   Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
   Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

   If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

   Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

                                     - 6 -

   The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these "derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage)
   or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's Statement of
   Additional Information.

   The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

   In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

   The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

   -- uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

   -- exploits inefficiencies in the valuation of risk and reward;

   -- looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

   -- considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

                                     - 7 -

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

   -- FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

   -- FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

   -- DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

   -- MANAGEMENT RISK.  Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 8 -

Performance Information

                              [BAR CHART OMITTED]

                             2004            1.53%
                             2005            2.26%

   During the period shown above, the highest quarterly return was 3.14% for the quarter ended June 30, 2005, and the lowest was -0.88% for the quarter ended September 30, 2005.

   AVERAGE ANNUAL TOTAL RETURNS                          ONE YEAR
   (FOR THE PERIOD ENDED DECEMBER 31, 2005)           (LIFE OF FUND)
   ----------------------------------------           --------------
   RETURN BEFORE TAXES                                    2.85%
                                                          ----
   RETURN AFTER TAXES ON DISTRIBUTIONS (1)                1.52%
                                                          ----
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES (1)                                        1.84%
                                                          ----
   LEHMAN US AGGREGATE BOND INDEX (2) (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                 2.43%
                                                          ----

   (1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

   (2) The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION
   OF FUTURE PERFORMANCE. It is possible to lose money on an investment in a
   Fund.

                                     - 9 -

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND

   INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

   -- pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

   -- are investment grade in quality; and

   -- have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated
      maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

   "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

   The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
   Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
   Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

   The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The
   Fund may purchase securities on a delayed delivery or when-issued basis.

   Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

   The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

   The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                     - 10 -

   In selecting individual securities for investment, the Fund's adviser typically:

   -- assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

   -- uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

   -- compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

   -- looks to exploit any inefficiencies between intrinsic value and market trading price; and

   -- subordinates sector weightings to individual securities that may be undervalued.

   The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- STATE AND ISSUE RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

                                     - 11 -

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

   -- MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 12 -

Performance Information

                              [BAR CHART OMITTED]

                             2004            3.44%
                             2005            2.82%

   During the periods shown above, the highest quarterly return was 3.06% for the quarter ended September 30, 2004, and the lowest was -1.86% for the quarter ended June 30, 2004.

                                                                LIFE OF THE FUND
   AVERAGE ANNUAL TOTAL RETURNS                                       (SINCE
   (FOR THE PERIOD ENDED DECEMBER 31, 2005)           ONE YEAR   DECEMBER 31, 2003)
   ----------------------------------------           --------   ------------------

   RETURN BEFORE TAXES                                   2.82%         3.13%
                                                         ----          ----
   RETURN AFTER TAXES ON DISTRIBUTIONS (1)               2.59%         2.99%
                                                         ----          ----
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES (1)                                       2.84%         2.98%
                                                         ----          ----
   LEHMAN 5-YEAR MUNICIPAL BOND INDEX (2) (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)             0.95%         1.82%
                                                         ----          ----

   (1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
    Fund shares at the end of the measurement period.

   (2) The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION
   OF FUTURE PERFORMANCE. It is possible to lose money on an investment in a
   Fund.

                                     - 13 -

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

   INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

   -- pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

   -- are investment grade in quality; and

   -- have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

   "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

   The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
   Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
   Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

   The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80%
   of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The
   Fund may purchase securities on a delayed delivery or when issued basis.

   Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

   The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

   The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

                                     - 14 -

   In selecting individual securities for investment, the Fund's adviser typically:

   -- assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

   -- uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

   -- compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

   -- looks to exploit any inefficiencies between intrinsic value and market trading price; and

   -- subordinates sector weightings to individual securities that may be undervalued.

   The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- VOLATILITY OF THE MUNICIPAL BOND MARKET. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- STATE AND ISSUE RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

                                     - 15 -

   -- MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 16 -

Performance Information

                              [BAR CHART OMITTED]

                             2004            1.63%
                             2005            2.26%

   During the periods shown above, the highest quarterly return was 1.32% for the quarter ended June 30, 2005, and the lowest was -0.90% for the quarter ended June 30, 2004.

                                                             LIFE OF THE FUND
    AVERAGE ANNUAL TOTAL RETURNS                                  (SINCE
   (FOR THE PERIOD ENDED DECEMBER 31, 2005)       ONE YEAR   DECEMBER 31, 2003)
   ----------------------------------------       --------   ------------------
   RETURN BEFORE TAXES                               2.26%         1.90%
                                                     ----          ----
   RETURN AFTER TAXES ON DISTRIBUTIONS (1)           2.07%         1.77%
                                                     ----          ----
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES (1)                                   2.28%         1.83%
                                                     ----          ----
   LEHMAN 1-YEAR MUNICIPAL BOND INDEX (2) (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         1.49%         1.28%
                                                     ----          ----

   (1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

   (2) The Lehman 1-Year Municipal Index is a rules-based,
   market-value-weighted index of debt obligations issued by municipalities with short term maturities.

   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION
   OF FUTURE PERFORMANCE. It is possible to lose money on an investment in a
   Fund.

                                 ------------

   Changes in investment objective and policies. The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this
   Prospectus or the Statement of Additional Information as fundamental, the
   Fund's objectives and policies may be changed by the Trustees without a vote of the shareholders.

                                     - 17 -

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
ADVISOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

    Maximum Sales Load Imposed on Purchases                None
    Maximum Deferred Sales Load                            None
    Maximum Sales Load Imposed on Reinvested Dividends     None
    Redemption Fee                                         None
    Exchange Fee                                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                              SCHRODER
                                             SCHRODER      SCHRODER U.S.     MUNICIPAL     SCHRODER SHORT-
                                             ENHANCED        CORE FIXED         BOND       TERM MUNICIPAL
                                           INCOME FUND      INCOME FUND         FUND          BOND FUND
                                           -----------      -----------     ----------    ----------------

 Management Fees (1)                          0.25%             0.25%           0.40%           0.40%
 Distribution
 (12b-1) Fees                                 0.25%             0.25%           0.25%           0.25%
 Other Expenses (1)                           0.57%             2.80%           0.53%           0.45%
 Total Annual Fund Operating Expenses         1.07%             3.30%           1.18%           1.10%
 Less: Fee Waiver and Expense
 Limitation (2)                              (0.42)%           (2.65)%         (0.38)%         (0.30)%
 Net Expenses (2)                             0.65%             0.65%           0.80%           0.80%

   (1) Management Fees for each Fund include all fees payable to Schroders and its affiliates for investment advisory and fund administration services.
    The Funds also pay administrative fees directly to SEI Investments Global
    Fund Services, and those fees are included under "Other Expenses."

   (2) The "Net Expenses" shown for each Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect through February 28, 2007, on the Total Annual Fund Operating Expenses of
    each Fund. In order to limit the expenses of each Fund's Advisor Shares, the Funds' adviser has contractually agreed to reduce its compensation
    (and, if necessary, to pay certain other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses and shareholder meeting expenses) until February 28,
    2007 to the extent that the Total Annual Fund Operating Expenses of a Fund allocable to its Advisor Shares exceed the following annual rate (based on the average daily net assets attributable to each Fund's Advisor Shares):
    Schroder Enhanced Income Fund -- 0.65%; Schroder U.S. Core Fixed Income
    Fund -- 0.65%; Schroder Municipal Bond Fund -- 0.80%; and, Schroder
    Short-Term Municipal Bond Fund -- 0.80%.

                                     - 18 -

--------------------------------------------------------------------------------
EXAMPLE

   This Example is intended to help you compare the cost of investing in a
   Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in Advisor Shares of a Fund for the time periods indicated and then redeem all of your Advisor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                          1 YEAR      3 YEARS      5 YEARS     10 YEARS
                          ------      -------      -------     --------
   SCHRODER ENHANCED       $66         $299         $ 549       $1268
                           ---         ----         -----       -----
   INCOME FUND
   SCHRODER U.S. CORE      $66         $767         $1491       $3413
                           ---         ----         -----       -----
   FIXED INCOME FUND
   SCHRODER MUNICIPAL      $82         $337         $ 612       $1398
                           ---         ----         -----       -----
   BOND FUND
   SCHRODER
   SHORT-TERM
   MUNICIPAL BOND
   FUND                    $82         $320         $ 577       $1313
                           ---         ----         -----       -----

                                     - 19 -

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

   A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this
   Prospectus or under "Investment Restrictions" in the Fund's Statement of
   Additional Information ("SAI"), or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

   -- INTEREST RATE RISK. (ALL FUNDS). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates.
   Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date.
   If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

   -- CREDIT RISK. (ALL FUNDS). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

   Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund each invests in securities of "investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization
   (for example, Moody's Investor Service, Inc., Standard & Poor's, or Fitch
   Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Municipal Bond Fund and
   Schroder Short-Term Municipal Bond Fund each invests principally in securities of investment grade. If a security has been rated by more than one nationally recognized statistical rating organization the Funds'
   adviser will consider the highest rating for the purposes of determining whether the security is "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. Each Fund considers whether a security is "investment grade" only at the time of purchase.

   Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund's
   adviser expects that a significant portion of the securities in which the
   Funds invest will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

   Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer's historical

                                     - 20 -

   financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

   The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

   -- INFLATION/DEFLATION RISK. (ALL FUNDS). Inflation risk is the risk that a
   Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. (SCHRODER ENHANCED INCOME
   FUND AND SCHRODER U.S. CORE FIXED INCOME FUND). Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A
   Fund may or may not take delivery of the

                                     - 21 -

   investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

   -- DERIVATIVES RISK. (SCHRODER ENHANCED INCOME FUND AND SCHRODER U.S. CORE
   FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a
   Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction.

   -- FOREIGN INVESTMENTS RISK. (SCHRODER ENHANCED INCOME FUND AND SCHRODER
   U.S. CORE FIXED INCOME FUND). Schroder Enhanced Income Fund and Schroder
   U.S. Core Fixed Income Fund may invest in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

   In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
   United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

   Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the

                                     - 22 -

   Fund's adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Tax conventions between certain countries and the United
   States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

   In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

   -- FOREIGN CURRENCIES RISK. (SCHRODER U.S. CORE FIXED INCOME FUND). Since
   foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

   If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S.
   dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S.
   dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

   -- MANAGEMENT RISK. (ALL FUNDS). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser to manage its portfolio successfully. A Fund's adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 23 -

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. (SCHRODER ENHANCED INCOME
   FUND AND SCHRODER U.S. CORE FIXED INCOME FUND). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund's adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as
   "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a
   Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects the portfolio turnover rate for the current fiscal year will be approximately 400% for each of Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income
   Fund, and currently expects that the portfolio turnover rate for the current fiscal year will not exceed 100% for each of Schroder Municipal
   Bond Fund and Schroder Short-Term Municipal Bond Fund. Consult your tax advisor regarding a Fund's portfolio turnover rate on your investments.

   -- MUNICIPAL BONDS RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
   SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

      General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

      Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities. Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

   Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

                                     - 24 -

   The amount of public information available about the municipal bonds in a
   Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund's adviser.

   Interest income from private activity bonds may be subject to federal AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

   At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the
   Fund in respect of its investment might not be tax-exempt.

   -- TAXABLE MUNICIPAL SECURITIES RISK. (SCHRODER MUNICIPAL BOND FUND AND
   SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax.
   These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis. The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

   -- VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. (SCHRODER MUNICIPAL BOND
   FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds.
   Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

   -- STATE AND ISSUE RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
   SHORT-TERM MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state.
   Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or

                                     - 25 -

   legal limitations on an issuer's ability to meet payment obligations. A
   Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

   Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

   A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

   -- U.S. GOVERNMENT SECURITIES RISK. (ALL FUNDS). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the
   Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal
   Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae,
   Freddie Mac and the Student Loan Marketing Association) are supported only by the credit of the issuer itself.

                                     - 26 -

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

   In addition to the principal investment strategies described in the
   Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser.

   -- SHORT SALES. A Fund may sell a security short when the Fund's adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

   -- WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. Each
   Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security.
   These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

   -- SECURITIES LOANS AND REPURCHASE AGREEMENTS. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements.
   These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

   -- TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser may, but is not required to, temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive"
   strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

   -- PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into a Fund. If a
   Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio

                                     - 27 -

   securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

   -- OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Funds' SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

   -- PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds' investment policies above to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a Fund for investment purposes.

                                     - 28 -

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

   The Trust is governed by a Board of Trustees. The Board of Trustees has retained Schroder Investment Management North America Inc. ("Schroders") to
   serve as each Fund's adviser and to manage the investments of each Fund.
   Subject to the control of the Board of Trustees, Schroders also manages each Fund's other affairs and business.

   Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors.
   Schroders plc, Schroder's ultimate parent, is a global asset management company with approximately $201 billion under management as of December 31,
   2005. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

   -- MANAGEMENT FEES. For the fiscal year ended October 31, 2005, Schroder
   Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rate (based on each Fund's average daily net assets):
   Schroder Municipal Bond Fund -- 0.02%; and Schroder Short-Term Municipal Bond
   Fund -- 0.10%. Each of Schroder Enhanced Income Fund and Schroder U.S. Core
   Fixed Income Fund pays a management fee to Schroders at the annual rate of
   0.25% of the Fund's average daily net assets. A discussion regarding the basis for the Trustees' approval of the Funds' investment management agreements is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2005.

   -- EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of each
   Fund's Advisor Shares, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay certain other of each Fund's expenses, other than interest, taxes and extraordinary expenses, which may include typically non-recurring expenses, such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent that the Total Annual Fund
   Operating Expenses of the Fund allocable to its Advisor Shares exceed the following annual rate (based on the average daily net assets attributable to the Fund's Advisor Shares): Schroder Enhanced Income Fund -- 0.65%; Schroder
   U.S. Core Fixed Income Fund -- 0.65%; Schroder Municipal Bond Fund -- 0.80%
   and, Schroder Short-Term Municipal Bond Fund -- 0.80%.

   -- PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders have primary responsibility for making investment decisions for the respective
   Funds. Each manager's recent professional experience is also shown. Each
   Fund's respective SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

                                     - 29 -

                                                                                 RECENT PROFESSIONAL
FUND                        NAME              TITLE            SINCE             EXPERIENCE

Schroder Enhanced Income    Steven S. Lear,   Lead Portfolio   Inception         Mr. Lear is an Executive Vice
Fund and Schroder U.S.      CFA               Manager          (December         President of Schroders and
Core Fixed Income Fund                                         2004) for each    has been an employee of
                                                               Fund              Schroders since June 1998.

Schroder Enhanced Income    David Harris      Portfolio        Inception         Mr. Harris is a Senior Vice
Fund and Schroder U.S.                        Manager          (December         President of Schroders and
Core Fixed Income Fund                                         2004) for each    has been an employee of
                                                               Fund              Schroders since November
                                                                                 1992.

Schroder Enhanced Income    Wesley A.         Portfolio        Inception         Mr. Sparks is a Senior Vice
Fund and Schroder U.S.      Sparks, CFA       Manager          (December         President of Schroders and
Core Fixed Income Fund                                         2004) for each    has been an employee of
                                                               Fund              Schroders since December
                                                                                 2000. Formerly, portfolio
                                                                                 manager at Aeltus Investment
                                                                                 Management.

Schroder Enhanced Income    Gregg T.          Portfolio        Inception         Mr. Moore is a Vice President
Fund and Schroder U.S.      Moore, CFA        Manager          (December         of Schroders and has been an
Core Fixed Income Fund                                         2004) for each    employee of Schroders since
                                                               Fund              June 2001. Formerly, a
                                                                                 quantitative analyst at Aeltus
                                                                                 Investment Management.

Schroder Enhanced Income    Matthew J.        Portfolio        Inception         Mr. Murphy is a Vice
Fund and Schroder U.S.      Murphy            Manager          (December         President of Schroders and
Core Fixed Income Fund                                         2004) for each    has been an employee of
                                                               Fund              Schroders since July 2004.
                                                                                 Formerly, Managing
                                                                                 Director at MONY Capital
                                                                                 Management.

Schroder Municipal Bond     David Baldt,      Portfolio        Inception         Mr. Baldt is an Executive Vice
Fund and Schroder           CFA               Manager          (December         President of Schroders and
Short-Term Municipal Bond                                      2003) for each    has been an employee of
Fund                                                           Fund              Schroders since fall 2003.
                                                                                 Formerly, Managing
                                                                                 Director of Deutsche Asset
                                                                                 Management (formerly Morgan
                                                                                 Grenfell).

Schroder Municipal Bond     Daniel Scholl     Portfolio        Inception         Mr. Scholl is a Senior Vice
Fund and Schroder                             Manager          (December 2003)   President of Schroders and
Short-Term Municipal Bond                                      for each Fund     has been an employee of
Fund                                                                             Schroders since fall 2003.
                                                                                 Formerly, Director and
                                                                                 Portfolio Manager of Deutsche
                                                                                 Asset Management (formerly
                                                                                 Morgan Grenfell).

Schroder Municipal Bond     Susan Beck        Portfolio        Inception         Ms. Beck is a First Vice
Fund and Schroder                             Manager          (December 2003)   President of Schroders and
Short-Term Municipal Bond                                      for each Fund     has been an employee of
Fund                                                                             Schroders since fall 2003.
                                                                                 Formerly, Vice President
                                                                                 and Portfolio Manager of
                                                                                 Deutsche Asset Management
                                                                                 (formerly Morgan Grenfell).

                                     - 30 -

                                                                       RECENT PROFESSIONAL
FUND                        NAME         TITLE       SINCE             EXPERIENCE

Schroder Municipal Bond     Ted Manges   Portfolio   Inception         Mr. Manges is a First Vice
Fund and Schroder                        Manager     (December 2003)   President of Schroders and
Short-Term Municipal Bond                            for each Fund     has been an employee of
Fund                                                                   Schroders since fall 2003.
                                                                       Formerly, Vice President
                                                                       of Deutsche Asset
                                                                       Management (1999-2003), and
                                                                       Manager of Trading and Sales,
                                                                       Commerce Capital Markets
                                                                       (1995-1999).

                                     - 31 -

--------------------------------------------------------------------------------
HOW THE FUNDS' SHARES ARE PRICED

   Each Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. Each Fund values its Advisor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m.,
   Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, when the Exchange will not be open are New Year's
   Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
   Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each
   Fund values its portfolio securities for which market quotations are readily available at market value. Investments and assets for which market values are not readily available are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities (or, when such prices are not available, based on other factors that may be indicative of the securities' values). The net asset value of a Fund's Investor Shares may differ from that of its Advisor
   Shares due to differences in the expenses of Investor Shares and Advisor
   Shares.

                                     - 32 -

--------------------------------------------------------------------------------
HOW TO BUY SHARES

   You may purchase Advisor Shares of each Fund directly from the Trust
   (through Schroder Fund Advisors Inc., the distributor of the Trust's shares), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service Organization")
   having an arrangement with Schroder Fund Advisors Inc. If you do not have a
   Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.

   The purchase, redemption and exchange policies and fees charged by such
   Service Organizations may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees in addition to any fees charged by the Fund, and may set different minimums or limitations on buying, exchanging, or redeeming Advisor Shares. Please consult a representative of your Service
   Organization for further information.

   If the Advisor Shares you purchase will be held in your own name (rather than the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from the Funds' transfer agent, Boston Financial Data Services,
   Inc. ("BFDS"), at the address provided below under "Purchases by Check,"
   from your Service Organization, or by calling the Schroder Mutual Funds at
   (800) 464-3108 (from outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative). Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

   Each Fund sells its Advisor Shares at their net asset value next determined after the applicable Fund, its transfer agent, BFDS, or another authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund's transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund, BFDS, the Service Organization, or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time). The Trust reserves the right to reject any order to purchase Advisor Shares of any of its Funds.

   Certain brokers or other financial institutions may accept purchase orders for Advisor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

                                     - 33 -

   The minimum investments for initial and additional purchases of Advisor
   Shares of a Fund are as follows:

                               INITIAL INVESTMENT     ADDITIONAL INVESTMENTS
      REGULAR ACCOUNTS              $2,500                 $1,000
      TRADITIONAL AND ROTH IRAS     $2,500                 $1,000

   The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of
   Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of
   Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

   Advisor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $2,500 and purchasing through an investment intermediary. Investor Shares of the Funds are offered through another prospectus and are intended for investors making a minimum initial investment of $250,000 through a regular account and purchasing directly from the Fund.

   The Funds do not issue share certificates.

   The Trust may suspend the offering of Advisor Shares of its Funds for any period of time. The Trust may change any investment minimum from time to time.

   Purchases by check. You may purchase Advisor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase
   Advisor Shares of two or more Funds, make your check payable to Schroder
   Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing.
   Schroder Mutual Funds will not accept third-party checks. You should direct your check and your completed Account Application as follows:

   REGULAR MAIL            OVERNIGHT OR EXPRESS MAIL
   Schroder Mutual Funds   Boston Financial Data Services, Inc.
   P.O. Box 8507           Attn: Schroder Mutual Funds
   Boston, MA 02266        66 Brooks Drive
                           Braintree, MA 02184

   For initial purchases, a completed Account Application must accompany your check.

   Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
   Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally
   4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

                                     - 34 -

   Once you have an account number, you may purchase Advisor Shares through your Service Organization or directly from the Fund by calling BFDS at
   (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617)
   483-5000 and ask to speak with a Schroder Mutual Funds representative.)
   Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

      STATE STREET BANK AND TRUST COMPANY
      225 Franklin Street
      Boston, Massachusetts 02110
      ABA No.: 011000028
      Attn: Schroder Mutual Funds
      DDA No.: 9904-650-0
      FBO: Account Registration
      A/C: Mutual Fund Account Number
        Name of Fund

   BFDS will not process your purchase until it receives the wired funds.

   Automatic purchases. If you purchase Advisor Shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108. If you purchase Advisor Shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service
   Organization for details.

   Purchases in-kind. Investors may purchase Advisor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Advisor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the
   Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for
   Advisor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Advisor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a
   Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the
   Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable

                                     - 35 -

   gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their Schroders client representative, or other financial intermediary.

   Certain payments by Schroders or its affiliates. Schroder Fund Advisors
   Inc., Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

   If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled.

                                     - 36 -

--------------------------------------------------------------------------------
HOW TO SELL SHARES

   When you may redeem. You may sell your Advisor Shares back to a Fund on any day the Exchange is open either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service
   Organization, you may only sell the shares through that Service
   Organization. The Service Organization may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to Schroder
   Mutual Funds, or by calling BFDS at (800) 464-3108. Redemption requests received in good order by Schroder Mutual Funds, BFDS, your Service
   Organization or another authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee any signature in the form of the Stamp 2000
   Medallion Guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

   If you redeem shares through your Service Organization, your Service
   Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form. If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service
   Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service
   Organization's or your own complete wiring instructions. Your Service
   Organization may charge you separately for this service.

   Certain brokers or other financial institutions may accept redemption orders for Advisor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

   The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In

                                     - 37 -

   case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor
   Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to
   15 calendar days from the purchase date.

   Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

   Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the
   Trustees (presently $2,000), the Trust may choose to redeem your Advisor
   Shares in the Funds and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Advisor Shares, and you may purchase additional Advisor Shares at any time to avoid a redemption.
   The Trust may also redeem Advisor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

   Suspension. The Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the
   Exchange is restricted, as determined by the Securities and Exchange
   Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the
   SEC) exists, making disposal of portfolio investments or determination of a
   Fund's net asset value not reasonably practicable.

   Redemptions in kind. The Trust does not expect to redeem Advisor Shares in kind under normal circumstances. If the Trust redeems your Advisor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The Trust may pay redemption proceeds in any amount with respect to the Funds in whole or in part by a distribution in kind of securities held by the applicable Fund.

   General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
   Schroders client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

                                     - 38 -

--------------------------------------------------------------------------------
EXCHANGES

   You can exchange your Advisor Shares of a Fund for Advisor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. The Trust would treat the exchange as a sale of your Advisor
   Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange
   Investor Shares, please call (800) 464-3108. (From outside the United
   States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The
   Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                     - 39 -

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT ADVISOR SHARES; DISTRIBUTION PLANS

   The Trust sells Advisor Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You also receive the full value of your Advisor Shares when you sell them back to the Fund, without any deferred sales charge.

   Distribution plans. Each Fund has adopted a Distribution Plan pursuant to
   Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees with respect to its
   Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25% of the average daily net assets attributable to its Advisor
   Shares to compensate the distributor for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

   Because the fees are paid out of a Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost you more than paying other types of sales charges.

   In addition, a Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, a Fund's service providers, including
   Schroders, or any of their affiliates, may from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the
   Fund or its shareholders.

                                     - 40 -

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

   The Funds each declare dividends from net investment income daily and distribute these dividends monthly. The Funds distribute any net investment income and any net realized capital gain at least annually. The Funds make distributions from net capital gain after applying any available capital loss carryovers.

   Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

    YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

   -  Reinvest all distributions in additional Advisor Shares of your Fund;

   -  Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Advisor Shares of your Fund;

   -  Receive distributions from net investment income in additional Advisor
      Shares of your Fund while receiving capital gain distributions in cash;
      or

   -  Receive all distributions in cash.

   You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Advisor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional
   Fund shares promptly following the period in which the reinvestment occurs.

                                     - 41 -

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

   Excessive trading can hurt Fund performance, operations, and shareholders.
   The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). The Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or
   Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period.
   The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trust's "market timing" policies. The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

                                     - 42 -

--------------------------------------------------------------------------------
PAYMENT OF FEES

   Subject to general review by the Board of Trustees, the Funds may pay
   Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders.

                                     - 43 -

--------------------------------------------------------------------------------
TAXES

   TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (except "exempt-interest dividends" --
   see below) are taxed as ordinary income. Taxes on distributions of capital gains (including those the income from which is tax-exempt) are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as market discount will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

   For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
   Fund, distributions designated as "exempt-interest dividends" will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

   Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

   A Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal
   Revenue Code (a "foreign person"), are subject to withholding of U.S.
   federal income tax at a rate of 30% (or lower applicable treaty rate).
   However, under the American Jobs Creation Act of 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before
   January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.

                                     - 44 -

   Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2009.

   TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

   FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

   DERIVATIVES. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

   CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
   summary of certain U.S. federal income tax consequences of investing in the
   Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

                                     - 45 -

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

   Please see the applicable Fund's SAI for a description of a Fund's policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

                                     - 46 -

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   The financial highlights below are intended to help you understand financial performance of each of the Funds for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Advisor Shares of a Fund, assuming reinvestment of all dividends and distributions.

   For all periods presented, the financial highlights have been audited by
   PricewaterhouseCoopers LLP, independent registered public accountant to the
   Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the
   Funds' combined Annual Report and are incorporated by reference into each
   Fund's SAI. Copies of the Annual Report may be obtained without charge by writing the Funds at P.O. Box 8507, Boston, Massachusetts 02266, or by
   calling (800) 464-3108. The Funds' Annual Report is also available on the following website: www.schroderfunds.com.

                                     - 47 -

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding
Through the Period Ended October 31

                                                     NET REALIZED
                                                    AND UNREALIZED                             DISTRIBUTIONS
                                                    GAINS (LOSSES)                             FROM NET GAIN
                          NET ASSET                 ON INVESTMENTS                 DIVIDENDS   ON INVESTMENTS
                           VALUE,          NET        AND FOREIGN    TOTAL FROM    FROM NET     AND FOREIGN    DISTRIBUTIONS
                        BEGINNING OF   INVESTMENT      CURRENCY      INVESTMENT   INVESTMENT      CURRENCY     FROM RETURN OF
                           PERIOD        INCOME      TRANSACTIONS    OPERATIONS     INCOME      TRANSACTIONS      CAPITAL
                       -------------- ------------ ---------------- ------------ ------------ --------------- ---------------
ENHANCED INCOME FUND

2005(b) ..............     $10.00        $0.23         $(0.04)         $0.19       $(0.23)         $--             $--
U.S. CORE FIXED INCOME
 FUND
2005(b) ..............     $10.00        $0.28         $(0.15)         $0.13       $(0.28)         $--             $--
MUNICIPAL BOND FUND
2005 .................     $10.11        $0.34         $(0.14)         $0.20       $(0.34)         $--             $--
2004(c) ..............      10.00         0.21           0.11           0.32        (0.21)          --              --
SHORT-TERM MUNICIPAL
 BOND FUND
2005 .................     $ 9.97        $0.27         $(0.05)         $0.22       $(0.27)         $--             $--
2004(c) ..............      10.00         0.13          (0.03)          0.10        (0.13)          --              --

(a)        Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)        Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(c)        Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

                                     - 48 -

                                                                                      RATIO OF NET
                                                            RATIO OF      RATIO OF     INVESTMENT
                                                          EXPENSES TO   EXPENSES TO   INCOME (LOSS)
                                                          AVERAGE NET   AVERAGE NET    TO AVERAGE
                                                             ASSETS        ASSETS      NET ASSETS
                                                           (INCLUDING    (EXCLUDING    (INCLUDING
                                                            WAIVERS,      WAIVERS,      WAIVERS,
                  NET ASSET                NET ASSETS,     REIMBURSE-    REIMBURSE-    REIMBURSE-    PORTFOLIO
     TOTAL       VALUE, END     TOTAL     END OF PERIOD    MENTS AND     MENTS AND      MENTS AND    TURNOVER
 DISTRIBUTIONS    OF PERIOD   RETURN(A)       (000)         OFFSETS)      OFFSETS)      OFFSETS)       RATE
--------------- ------------ ----------- --------------- ------------- ------------- -------------- ----------

    $(0.23)     $  9.96        1.96%        $1,029          0.65%         1.07%          2.69%         61%

    $(0.28)     $  9.85        1.30%        $1,013          0.65%         3.30%          3.35%        571%

    $(0.34)     $  9.97        1.99%        $8,375          0.80%         1.18%          3.52%         27%
     (0.21)       10.11        3.21          1,888          0.80          1.64           2.49          46

    $(0.27)     $  9.92        2.21%        $3,112          0.80%         1.10%          2.80%         36%
     (0.13)        9.97        1.05          1,320          0.80          1.44           1.68          17

                                     - 49 -

--------------------------------------------------------------------------------
USA PATRIOT ACT

   To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a
   Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                     - 50 -

                               INVESTMENT MANAGER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

                             SCHRODER SERIES TRUST

Schroder Enhanced Income Fund
Schroder U.S. Core Fixed Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund

Each of the Funds has a Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders which contain additional information about the applicable Fund. In the applicable Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The
SAIs and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United
States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Funds' SAIs and annual and semi-annual reports are also available on the following website: WWW.SCHRODERFUNDS.COM.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at WWW.SEC.GOV.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to the Trust's file number under the
Investment Company Act, which is 811-7840.

SCHRODER SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108
File No. 811-7840

                                                   Filed pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                  Registration File No: 33-65632

                              SCHRODER SERIES TRUST

                          Schroder Enhanced Income Fund
                      Schroder U.S. Core Fixed Income Fund
                          Schroder Municipal Bond Fund
                     Schroder Short-Term Municipal Bond Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2006

This Statement of Additional Information consists of two parts. Part 1 relates to the Schroder Enhanced Income Fund, and Schroder U.S. Core Fixed Income Fund
series of Schroder Series Trust. Part 2 relates to the Schroder Municipal Bond
Fund and Schroder Short-Term Municipal Bond Fund series of Schroder Series
Trust.

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for
Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder
Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund, as amended or supplemented from time to time. This SAI relates to the funds' Investor Shares and Advisor Shares. Investor Shares and Advisor Shares are offered through separate Prospectuses, each dated March 1, 2006 (each, a "Prospectus," and together, the "Prospectuses"). This SAI contains information which may be useful to investors but which is not included in the Prospectuses, as amended or supplemented from time to time. Investors may obtain free copies of the
Prospectuses by calling the Funds at (800) 464-3108. From outside the United
States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative. Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income
Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund
are series of Schroder Series Trust.

Certain disclosure has been incorporated by reference into this SAI from the
Trust's most recent annual report. For a free copy of the annual report, please call 1-800-464-3108.

                              SCHRODER SERIES TRUST

                          Schroder Enhanced Income Fund
                      Schroder U.S. Core Fixed Income Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     Part 1

                                  March 1, 2006

TRUST HISTORY ......................................................    1
FUND CLASSIFICATION ................................................    1
CAPITALIZATION AND SHARE CLASSES ...................................    1
ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED BY

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF

APPENDIX C   SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA
             POLICY RELATING TO IDENTIFYING AND ACTING UPON
             CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY
             VOTING OBLIGATIONS ....................................   C-1

                          SCHRODER ENHANCED INCOME FUND
                      SCHRODER U.S. CORE FIXED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's
Agreement and Declaration of Trust (as amended, the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Enhanced Income and Schroder U.S.
Core Fixed Income Fund (collectively, the "Funds") are series of the Trust. The
Trust currently also comprises two other series, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, which are offered through a separate statement of additional information. Schroder Investment Management
North America Inc. ("Schroders") serves as investment adviser to each Fund.

FUND CLASSIFICATION

Each Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act"). This means that with respect to 75% of a Fund's total assets, (i) that
Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) and (ii) the Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). Neither Fund is subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of each of the Funds described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus. Unlike Investor
Shares, Advisor Shares are currently subject to distribution fees, so that the performance of a Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. A Fund may suspend the sale of shares at any time.

Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by a class of shares on matters affecting the class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove
Trustees or to take other actions as provided in the Declaration of Trust.
Shares have no preemptive or subscription rights, and are

                                     - 1 -

transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, a Fund's dividends and other distributions will normally differ between the two classes.

                                     - 2 -

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds'
principal investment strategies and the principal risks of the Funds described in the Prospectuses. Because the following is a combined description of investment strategies and risks for both Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the Prospectuses or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

FIXED INCOME SECURITIES. In periods of declining interest rates, the yield
(income from portfolio investments) of a Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a
Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in a Fund's portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

ZERO-COUPON SECURITIES. Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. The Funds are required to distribute the income on zero-coupon securities as the income accrues, even though the Funds are not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the
U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal
Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under

                                     - 3 -

the STRIPS program, the Funds will be able to have their beneficial ownership of
U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

MORTGAGE RELATED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a
Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates.
One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of

                                     - 4 -

these securities, especially during periods of declining interest rates.
Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the
U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.
CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.
Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities.
Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments
(including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

LOAN PARTICIPATIONS AND OTHER FLOATING RATE LOANS. The Schroder U.S. Core Fixed
Income Fund may invest in "loan participations." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a

                                     - 5 -

particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders' analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the Schroder U.S. Core Fixed Income Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan participation will depend almost exclusively on Schroders', and the original lending institution's, credit analysis of the borrower.
Investments in loan participations may be of any quality, including "distressed"
loans, and will be subject to the Fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The
Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the
Fixed Income Fund such payments and to enforce the Fund's rights under the loan.
As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

                                     - 6 -

The borrower of a loan in which the Schroder U.S. Core Fixed Income Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the Schroder U.S. Core Fixed Income Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out"
transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. The Fund's investment in such participations would involve the risks of currency fluctuations described below with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the
Schroder U.S. Core Fixed Income Fund's portfolio. Possession of such information may in some instances occur despite Schroders' efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders' ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information.
Such limitations on Schroders' ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in the Schroder U.S.
Core Fixed Income Fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund's portfolio, convertible debt or common or preferred equity securities.
In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to the Fund and other client accounts. Schroders will endeavor to

                                     - 7 -

carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders'
client accounts collectively held only a single category of the issuer's securities.

FORWARD COMMITMENTS. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities they own. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

WHEN-ISSUED SECURITIES. A Fund may from time to time purchase securities on a
"when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intend actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to

                                     - 8 -

the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. A Fund will only enter into repurchase agreements with entities that at the time have outstanding unsecured indebtedness that would be eligible for purchase by the
Fund. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. There is no limit on the amount of a Fund's assets that may be invested in repurchase agreements. To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund's investment return on such assets, and potentially the
Fund's ability to achieve its investment objectives, will depend on the counterparties' willingness and ability to perform their obligations under the repurchase agreements.

DERIVATIVES. Certain of the instruments in which a Fund may invest, such as futures contracts, options, swaps, and forward contracts, are considered to be
"derivatives." Derivatives are financial instruments whose value depends upon, or derives from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectuses or in this SAI. A Fund's use of derivatives may cause a Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.
Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Schroder U.S. Core Fixed Income
Fund may also engage in derivative transactions involving foreign currencies.
See "Foreign Currency Transactions."

OPTIONS. A Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

Call options. A Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on their securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund's exposure on such an option is theoretically unlimited.

                                     - 9 -

In return for the premium received when it writes a call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the
Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security.
Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that a Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, are able to buy the underlying security at

                                     - 10 -

the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Schroder U.S. Core Fixed Income Fund may also purchase put and call options to enhance its current return. The Schroder U.S. Core Fixed Income Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Schroder U.S. Core Fixed Income Fund may purchase and sell options on foreign securities if in Schroders' opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing
Corporation. A Fund will,

                                     - 11 -

however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of
Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by a Fund, the underlying securities held by the
Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a
"regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict the Trust's use of options.

FUTURES CONTRACTS. To the extent permitted by the investment restrictions set forth under "Investment Restrictions" below, by the investment policies described in the Prospectuses and by applicable law, each Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the
Fund may realize a gain or loss.

The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as pool operators under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the
Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

                                     - 12 -

On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when a Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on securities is subject to
Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a
Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, a Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are

                                     - 13 -

to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.
For example, if a Fund enters into a futures contract to buy 100 units of the
S&P 100 Index at a specified future date at a contract price of $180 and the S&P
100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P
100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders' judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, a Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which they have purchased. A
Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

                                     - 14 -

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value.
The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the
Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Funds generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Funds would have to exercise the options in order to realize any profit.

                                     - 15 -

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge.
Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A
Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

WARRANTS TO PURCHASE SECURITIES. A Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional

                                     - 16 -

fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

SWAP AGREEMENTS. A Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund's exposure to long-or short-term interest rates (in the United
States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.
The value of a Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

A Fund may also enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolios or otherwise in connection with transactions intended to reduce one or more risks in the Fund's portfolio. In addition, a Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Fund's investment return.

A Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which they enter into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. A Fund's ability to engage in certain swap transactions may be limited by tax considerations.

HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest

                                     - 17 -

either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the
Funds may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market
(or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Schroder U.S. Core Fixed Income Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S.
dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the
Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often
"customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Funds would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission (the
"CFTC"), which generally regulates the trading of commodity futures by U.S.
persons, the

                                     - 18 -

SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans)
and the issuance by that entity or one or more classes of securities
("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

FOREIGN SECURITIES. A Fund may invest in securities principally traded in foreign markets, although the Schroder Enhanced Income Fund may invest only in
U.S. dollar-denominated securities. A Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United
States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities held by the
Schroder U.S. Core Fixed Income Fund may be denominated in foreign currencies, the values of that Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and that Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those

                                     - 19 -

countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United
States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS. The Schroder U.S. Core Fixed Income Fund may
engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.
The Schroder U.S. Core Fixed Income Fund may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, the Schroder U.S. Core Fixed Income Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Schroder U.S. Core Fixed Income Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Schroder U.S. Core Fixed Income Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Schroder
U.S. Core Fixed Income Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in
Schroders' opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Schroder U.S. Core Fixed Income Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by that Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund

                                     - 20 -

expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The
Schroder U.S. Core Fixed Income Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Schroder
U.S. Core Fixed Income Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Schroder U.S. Core Fixed Income Fund of hedging against fluctuations in currency exchange rates, the Schroder U.S. Core
Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Schroder U.S. Core Fixed Income Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

The Schroder U.S. Core Fixed Income Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

CURRENCY FORWARD AND FUTURES CONTRACTS. The Schroder U.S. Core Fixed Income Fund
may enter into currency forward and futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

                                     - 21 -

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Schroder U.S. Core Fixed
Income Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Schroder U.S. Core Fixed
Income Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. The Schroder U.S. Core Fixed Income Fund may enter into options on foreign currencies. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written by the Schroder
U.S. Core Fixed Income Fund only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

                                     - 22 -

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they buy and sell various currencies.
Thus, a dealer may offer to sell a foreign currency to the Schroder U.S. Core
Fixed Income Fund at one rate, while offering a lesser rate of exchange should the Schroder U.S. Core Fixed Income Fund desire to resell that currency to the dealer.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

LOANS OF FUND PORTFOLIO SECURITIES. A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S.
Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2)
the Fund may at any time call the loan and regain the securities loaned; (3) the
Fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that they will be paid a premium for the loan. Before a Fund enters into a loan, Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Funds retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

CONVERTIBLE SECURITIES. The Schroder U.S. Core Fixed Income Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security.

                                     - 23 -

Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The Schroder U.S. Core Fixed Income Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The Schroder U.S. Core Fixed Income Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The
Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

SHORT SALES. A Fund may seek to hedge investments or, in the case of the
Schroder U.S. Core Fixed Income Fund, realize additional gains, through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the
Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out their short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

At any time that a Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of the securities sold short.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so

                                     - 24 -

or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A Fund may be deemed to be an
"underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC
Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders. Schroders will consider a restricted security to be readily marketable if it reasonably concludes that the security can be disposed of within seven days in the ordinary course of business for a price approximately the same as the price at which the Fund values the security, considering factors such as the nature of the security and the market for the security, the frequency of recent trades and quotes for such security and the availability of information regarding prospective purchasers of such security.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, a Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that a Fund may not achieve its investment objectives.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding voting securities of that Fund, a Fund may not:

                                     - 25 -

1.   issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

     Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

2.   borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5%
     of the Fund's total assets;

     Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

3.   act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.   (i) as to 75% of its total assets, purchase any security (other than
     Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or

     (ii) purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry;

5.   make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

6.   purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI from time to time; and

7.   purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

                                ----------------

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted

                                     - 26 -

as to resale but determined by the Trustees, or persons designated by the
Trustees to make such determinations, to be readily marketable).

In addition, each of the Funds may, as a matter of non-fundamental policy, engage in short sales of securities as described in this Statement of Additional
Information from time to time and pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, neither Fund will invest in other companies for the purpose of exercising control of those companies.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the preceding paragraph)
will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if a Fund is required by law to maintain the 300%
asset coverage ratio described above in the Note following restriction 2, and the Fund for any reason ceases to maintain that asset coverage, it will take steps to restore that asset coverage ratio within three days thereafter
(excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than
50% of the outstanding shares of that Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                     - 27 -

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each of the Funds makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds' semi-annual and annual reports. The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov.

POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.
Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Funds with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law)
or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed with Schroders to keep such information confidential. In the future, where Schroders does not believe that the risk of disclosure is material, a Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below.
Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Funds, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to selected third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Funds, certain Schroders personnel and personnel of its affiliates (including Schroder Investment Management North
America Limited ("SIMNA Ltd.")) that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Affiliates of
Schroders (including SIMNA Ltd.) with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information and the Trust's Chief Compliance
Officer reports to the Trustees regarding compliance by such affiliates.

                                     - 28 -

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Fund's administrator SEI Investments Global
Funds Services ("SEI"). PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Funds' audit. Schroders utilizes the services of
Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of each of the Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the Fund based on a review of: (i)
the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

                                     - 29 -

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for the Funds and makes investment decisions on its behalf. Subject to the control of the Trustees,
Schroders also manages the Funds' other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                              TERM OF                                       IN FUND
                              POSITION(S)    OFFICE AND             PRINCIPAL               COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH     LENGTH OF            OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
DISINTERESTED TRUSTEE            TRUST      TIME SERVED        DURING PAST 5 YEARS        BY TRUSTEE      HELD BY TRUSTEE
---------------------------- ------------- ------------- ------------------------------- ------------ ----------------------

David N. Dinkins, 78 875     Trustee       Indefinite    Trustee of the Trust and            7        None
Third Avenue, 22nd Fl. New                 Since 1994    Schroder Capital Funds
York, NY 10022                                           (Delaware); Professor,
                                                         Columbia School of
                                                         International
                                                         and Public Affairs.

Peter E. Guernsey, 84        Trustee       Indefinite    Trustee of the Trust and            7        None
875 Third Avenue, 22nd Fl.                 Since 1993    Schroder Capital Funds
New York, NY 10022                                       (Delaware). Retired. Formerly,
                                                         Senior Vice President, Marsh
                                                         & McLennan, Inc. (insurance
                                                         services).

John I. Howell, 89           Trustee       Indefinite    Trustee and Lead                    8        American Life
875 Third Avenue, 22nd Fl.                 Since 1993    Disinterested Trustee of the                 Assurance Co. of
New York, NY 10022                                       Trust, Schroder Capital Funds                New York; United
                                                         (Delaware) and Schroder                      States Life Insurance
                                                         Global Series Trust; Private                 Co. of the City of
                                                         Consultant, Indian Rock                      New York; First
                                                         Corporation (individual                      SunAmerica Life
                                                         accounting).                                 Insurance Co.

                                     - 30 -

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                              TERM OF                                        IN FUND
                              POSITION(S)    OFFICE AND              PRINCIPAL               COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH     LENGTH OF             OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
DISINTERESTED TRUSTEE            TRUST      TIME SERVED         DURING PAST 5 YEARS        BY TRUSTEE     HELD BY TRUSTEE
---------------------------- ------------- ------------- -------------------------------- ------------ ---------------------

Peter S. Knight, 55          Trustee       Indefinite    Trustee of the Trust, Schroder         8      Medicis; PAR
875 Third Avenue, 22nd Fl.                 Since 1993    Capital Funds (Delaware) and                  Pharmaceuticals; and
New York, NY 10022                                       Schroder Global Series Trust;                 Entremed
                                                         Director, Schroder Japanese
                                                         Long/Short Fund; Director,
                                                         Schroder Credit Renaissance
                                                         Fund, LP; Director, Schroder
                                                         Alternative Strategies Fund;
                                                         President, Generation
                                                         Investment Management U.S.
                                                         Formerly, Managing Director,
                                                         MetWest Financial (financial
                                                         services); President, Sage
                                                         Venture Partners (investing);
                                                         and Partner, Wunder, Knight,
                                                         Forcsey & DeVierno (law
                                                         firm).

William L. Means, 69         Trustee       Indefinite    Trustee of the Trust and               7      None
875 Third Avenue, 22nd Fl.                 Since 1997    Schroder Capital Funds
New York, NY 10022                                       (Delaware). Retired.

Clarence F. Michalis, 84     Trustee       Indefinite    Trustee of the Trust, Schroder         8      None
875 Third Avenue, 22nd Fl.                 Since 1993    Capital Funds (Delaware) and
New York, NY 10022                                       Schroder Global Series Trust.
                                                         Retired. Formerly, Chairman
                                                         of the Board of Directors,
                                                         Josiah Macy, Jr., Foundation.

Hermann C. Schwab, 86        Trustee       Indefinite    Trustee of the Trust and               7      None
875 Third Avenue, 22nd Fl.                 Since 1993    Schroder Capital Funds
New York, NY 10022                                       (Delaware). Retired. Formerly,
                                                         consultant to Schroder
                                                         Capital Management
                                                         International, Inc.

James D. Vaughn, 60          Trustee       Indefinite    Trustee and Chairman of the            8      AMG National Trust
875 Third Avenue, 22nd Fl.                 Since 2003    Audit Committee of the Trust,                 Bank
New York, New York 10022                                 Schroder Capital Funds
                                                         (Delaware) and Schroder
                                                         Global Series Trust. Retired.
                                                         Formerly, Managing Partner,
                                                         Deloitte & Touche USA,
                                                         LLP-Denver.

                                     - 31 -

                              INTERESTED TRUSTEES

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

                                                                                           NUMBER OF
                                              TERM OF                                    PORTFOLIOS IN
                              POSITION(S)    OFFICE AND             PRINCIPAL            FUND COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH     LENGTH OF            OCCUPATION(S)           OVERSEEN BY   OTHER DIRECTORSHIPS
INTERESTED TRUSTEE               TRUST      TIME SERVED        DURING PAST 5 YEARS          TRUSTEE       HELD BY TRUSTEE
---------------------------- ------------- ------------- ------------------------------ -------------- --------------------

Peter L. Clark, 41*          Trustee and   Indefinite    Trustee and Chairman of the          7        None
875 Third Avenue, 22nd Fl.   Chairman      Since 2003    Trust and Schroder Capital
New York, NY 10022                                       Funds (Delaware); Chief
                                                         Executive Officer, Schroders.
                                                         Formerly, Managing Director
                                                         and Head of Emerging
                                                         Markets, JP Morgan/JP
                                                         Morgan Investment
                                                         Management; Vice President
                                                         and Head of Proprietary
                                                         Trading, JP Morgan.

------------
*     Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
      affiliates.

                                   OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

    NAME, AGE AND ADDRESS         POSITION(S) HELD        TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)
         OF OFFICER                  WITH TRUST         LENGTH OF TIME SERVED             DURING PAST 5 YEARS
---------------------------- ------------------------- ----------------------- ----------------------------------------

Peter L. Clark, 41           Trustee and Chairman      Indefinite              Trustee and Chairman of the Trust and
875 Third Avenue, 22nd Fl.                             Since 2003              Schroder Capital Funds (Delaware);
New York, NY 10022                                                             Director and Chief Executive Officer,
                                                                               Schroders. Formerly, Managing Director
                                                                               and Head of Emerging Markets, JP
                                                                               Morgan/JP Morgan Investment
                                                                               Management; Vice President and Head
                                                                               of Proprietary Trading, JP Morgan.

Mark A. Hemenetz, 49         President and Principal   Indefinite              Chief Operating Officer, Director and
875 Third Avenue, 22nd Fl.   Executive Officer         Since May 2004          Executive Vice President, Schroders;
New York, NY 10022                                                             Chairman and Director, Schroder Fund
                                                                               Advisors Inc.; President and Principal
                                                                               Executive Officer, the Trust, Schroder
                                                                               Capital Funds (Delaware) and Schroder
                                                                               Global Series Trust. Formerly,
                                                                               Executive Vice President and Director
                                                                               of Investment Management, Bank of
                                                                               New York.

Alan M. Mandel, 48           Treasurer and Chief       Indefinite              First Vice President, Schroders; Chief
875 Third Avenue, 22nd Fl.   Financial Officer         Since May 2003          Operating Officer, Treasurer and
New York, NY 10022                                                             Director, Schroder Fund Advisors Inc.;
                                                                               Treasurer and Chief Financial Officer,
                                                                               the Trust, Schroder Global Series Trust
                                                                               and Schroder Capital Funds
                                                                               (Delaware).

                                     - 32 -

    NAME, AGE AND ADDRESS         POSITION(S) HELD           TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S)
         OF OFFICER                  WITH TRUST             LENGTH OF TIME SERVED                DURING PAST 5 YEARS
---------------------------- -------------------------- ---------------------------- ------------------------------------------

Carin F. Muhlbaum, 43        Vice President and Clerk   Indefinite                   Senior Vice President, General
875 Third Avenue, 22nd Fl.                              Vice President since 1998;   Counsel, and Chief Administrative
New York, NY 10022                                      Clerk since 2001             Officer, Schroders; Director, Senior Vice
                                                                                     President, Secretary and General
                                                                                     Counsel, Schroder Fund Advisors Inc.;
                                                                                     Vice President and Secretary/Clerk, the
                                                                                     Trust, Schroder Global Series Trust and
                                                                                     Schroder Capital Funds (Delaware).

Stephen M. DeTore, 54        Chief Compliance Officer   Indefinite                   Senior Vice President, Director and
875 Third Avenue, 22nd Fl.                              Since 2005                   Chief Compliance Officer, Schroders;
New York, NY 10022                                                                   Senior Vice President and Director,
                                                                                     Schroder Fund Advisors Inc.; Chief
                                                                                     Compliance Officer, the Trust, Schroder
                                                                                     Capital Funds (Delaware) and Schroder
                                                                                     Global Series Trust. Formerly, Deputy
                                                                                     General Counsel, Gabelli Asset
                                                                                     Management Inc.; Associate General
                                                                                     Counsel, Gabelli Asset Management,
                                                                                     Inc.; Assistant Director, Office of
                                                                                     Examination Support, U.S. Securities
                                                                                     and Exchange Commission.

Angel Lanier, 43             Assistant Secretary        Indefinite                   Assistant Vice President, Schroders;
875 Third Avenue, 22nd Fl.                              Since 2005                   Assistant Vice President, Schroder
New York, NY 10022                                                                   Fund Advisors Inc.; Assistant
                                                                                     Secretary/Clerk of the Trust, Schroder
                                                                                     Capital Funds (Delaware) and Schroder
                                                                                     Global Series Trust. Formerly,
                                                                                     Associate, Schroders.

                             CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

                                         POSITIONS HELD WITH AFFILIATED PERSONS OR
        NAME                                PRINCIPAL UNDERWRITERS OF THE TRUST
-------------------   ------------------------------------------------------------------------------

Peter L. Clark        Trustee and Chairman of the Trust and Schroder Capital Funds (Delaware);
                      Director and Chief Executive Officer, Schroders. Formerly, Managing Director
                      and Head of Emerging Markets, JP Morgan/JP Morgan Investment
                      Management; Vice President and Head of Proprietary Trading, JP Morgan.

Mark A. Hemenetz      President of the Trust; President of Schroder Capital Funds (Delaware) and
                      Schroder Global Series Trust; Chief Operating Officer, Director and Executive
                      Vice President, Schroders; Chairman and Director, Schroder Fund Advisors
                      Inc.

Alan M. Mandel        First Vice President, Schroders; Chief Operating Officer, Treasurer and
                      Director, Schroder Fund Advisors Inc.; Treasurer and Chief Financial Officer,
                      the Trust, Schroder Global Series Trust, Schroder Capital Funds (Delaware).

Carin F. Muhlbaum     Senior Vice President, General Counsel, and Chief Administrative Officer,
                      Schroders; Director, Senior Vice President, Secretary and General Counsel,
                      Schroder Fund Advisors Inc.; Vice President and Secretary/Clerk, the Trust,
                      Schroder Global Series Trust, and Schroder Capital Funds (Delaware).

Stephen M. DeTore     Senior Vice President, Director and Chief Compliance Officer, Schroders;
                      Senior Vice President and Director, Schroder Fund Advisors Inc.; Chief
                      Compliance Officer, the Trust, Schroder Global Series Trust, and Schroder
                      Capital Funds (Delaware).

Angel Lanier          Assistant Vice President, Schroders; Assistant Vice President, Schroder
                      Fund Advisors Inc.; Assistant Secretary/Clerk, the Trust, Schroder Global
                      Series Trust, and Schroder Capital Funds (Delaware).

                                     - 33 -

                      COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                                     - 34 -

                             SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2005.

                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
                                                         DOLLAR RANGE OF EQUITY     TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                  FUND               SECURITIES IN THE FUNDS     INVESTMENT COMPANIES*
----------------------- ------------------------------ ------------------------- --------------------------

                                                       Ranges:                   Ranges:
                                                       None                      None
                                                       $1-$10,000                $1-$10,000
                                                       $10,001-$50,000           $10,001-$50,000
                                                       $50,001-$100,000          $50,001-$100,000
                                                       Over $100,000             Over $100,000
      DISINTERESTED
        TRUSTEES

  DAVID N. DINKINS                                                                    $50,001-$100,000
                        Enhanced Income Fund                     None
                        U.S. Core Fixed Income Fund              None

  PETER E. GUERNSEY                                                                         None
                        Enhanced Income Fund                     None
                        U.S. Core Fixed Income Fund              None

  JOHN I. HOWELL                                                                       $10,001-$50,000
                        Enhanced Income Fund                     None
                        U.S. Core Fixed Income Fund              None

  PETER S. KNIGHT                                                                           None
                        Enhanced Income Fund                     None
                        U.S. Core Fixed Income Fund              None

  WILLIAM L. MEANS                                                                        $1-10,000
                        Enhanced Income Fund                     None
                        U. S. Core Fixed Income Fund             None

  CLARENCE F.                                                                          Over $100,000
  MICHALIS
                        Enhanced Income Fund                     None

                                     - 35 -

                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
                                                         DOLLAR RANGE OF EQUITY     TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE                  FUND              SECURITIES IN THE FUNDS     INVESTMENT COMPANIES*
------------------------ ----------------------------- ------------------------- --------------------------

                         U.S. Core Fixed Income Fund              None

  HERMANN C. SCHWAB                                                                         None
                         Enhanced Income Fund                     None
                         U.S. Core Fixed Income Fund              None

  JAMES D. VAUGHN                                                                      Over $100,000
                         Enhanced Income Fund                     None
                         U.S. Core Fixed Income Fund              None

  INTERESTED TRUSTEES
  PETER L. CLARK                                                                       Over $100,000
                         Enhanced Income Fund                     None
                         U.S. Core Fixed Income Fund              None

------------
*    For these purposes, the Trust, Schroder Capital Funds (Delaware), and
     Schroder Global Series Trust are considered part of the same "Family of
     Investment Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

                            NAME OF OWNERS
                          AND RELATIONSHIPS                                     VALUE OF      PERCENT OF
NAME OF TRUSTEE               TO TRUSTEE        COMPANY     TITLE OF CLASS     SECURITIES       CLASS
----------------------   -------------------   ---------   ----------------   ------------   -----------

David N. Dinkins                 N/A              N/A            N/A               N/A           N/A
Peter E. Guernsey                N/A              N/A            N/A               N/A           N/A
John I. Howell                   N/A              N/A            N/A               N/A           N/A
Peter S. Knight                  N/A              N/A            N/A               N/A           N/A
William L. Means                 N/A              N/A            N/A               N/A           N/A
Clarence F. Michalis             N/A              N/A            N/A               N/A           N/A
Hermann C. Schwab                N/A              N/A            N/A               N/A           N/A
James D. Vaughn                  N/A              N/A            N/A               N/A           N/A

                            TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no

                                     - 36 -

compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

                                           TOTAL COMPENSATION FROM
                            AGGREGATE             TRUST AND
                          COMPENSATION        FUND COMPLEX PAID
    NAME OF TRUSTEE        FROM TRUST            TOTRUSTEES*
----------------------   --------------   ------------------------
David N. Dinkins             $12,615               $20,080
Peter E. Guernsey            $12,615               $20,080
John I. Howell               $ 5,091               $20,080
Peter S. Knight              $ 4,591               $17,750
William L. Means             $12,565               $20,000
Clarence F. Michalis         $ 5,091               $20,080
Hermann C. Schwab            $12,615               $20,080
James D. Vaughn              $ 5,040               $20,000

------------

*    The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
     (Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital
     Funds (Delaware) and Schroder Global Series Trust are considered part of the same "Fund Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder
U.S. Holdings Inc. (or their predecessors) have been investment managers since
1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2005, had under management assets of approximately $201 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED BY SCHRODERS

The following table sets forth historical performance information for the institutional investment accounts managed by Schroders that have investment objectives, policies, strategies, and

                                     - 37 -

investment restrictions that are substantially similar to those of the Schroder
Enhanced Income Fund (the "Schroders Enhanced Income Composite") and the
Schroder U.S. Core Fixed Income Fund (the "Schroders U.S. Core Fixed Income
Composite," and, collectively, the "Schroders Composites"), respectively. The
Schroders Enhanced Income Composite includes both private investment accounts and pooled investment vehicles managed by Schroders that are not registered under the Investment Company Act and are offered principally outside the United
States ("unregistered funds").

The composite data is provided to illustrate the past performance of Schroders in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Funds. The information shown below does not represent either Fund's performance, and should not be considered a prediction of the future performance of the Schroder
Enhanced Income Fund, the Schroder U.S. Core Fixed Income Fund or of Schroders.

The Schroders Composites performance data shown below was calculated in accordance with recommended standards of the CFA Institute,(1) retroactively applied to all time periods. The Schroders Enhanced Income Composite and the
Schroders U.S. Core Fixed Income Composite include all actual, fee-paying, discretionary, institutional private accounts, including, in the case of the
Schroders Enhanced Income Composite, unregistered funds, managed by Schroders that have investment objectives, policies, strategies, and risks substantially similar to those of the Schroder Enhanced Income Fund and the Schroder U.S. Core
Fixed Income, respectively, and that have a minimum account size of $2 million
(accounts with assets of below $2 million are managed following a strategy
Schroders considers to be substantially different from the Fund due to their small size).

Each Schroders Composite assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Schroders Composites.

A complete list and description of Schroders' composites and presentations are available upon request by contacting (800) 464-3108, or writing Schroders, at
875 Third Avenue, 22nd Floor, New York, New York 10022.

Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Composite combine the individual accounts'
returns by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The results presented below have been calculated without deduction of investment advisory fees or other expenses of the accounts in the Schroders
Composites. Rather, the performance of such accounts has been restated by applying the Net Expenses of the each Fund shown in the Prospectuses (0.40% per annum for Investor Shares; 0.65% per annum for Advisor Shares) to all periods.

---------------

(1)  CFA Institute (formerly the Association for Investment Management and
     Research (AIMR)) is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and
     (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                     - 38 -

The Net Expenses for the Schroder Enhanced Income Fund exceed the expenses for each of the accounts in the Schroders Enhanced Income Composite (investment advisory fees for private accounts; total expense ratio for unregistered funds)
for all periods shown except that some, though not all, share classes offered by unregistered funds to certain investors paid higher advisory fees and had higher expense ratios. The Net Expenses for the Schroder U.S. Core Fixed Income Fund
exceed the investment advisory fees paid by each of the accounts in the
Schroders U.S. Core Fixed Income Composite for all periods shown.

The institutional private accounts and unregistered funds are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Funds by the Investment Company Act or Subchapter M
of the Internal Revenue Code. As a result, the investment portfolios of the
Funds, if they had been in operation during the periods shown, would likely have differed to some extent from those of the institution and private accounts and the unregistered funds.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

SCHRODER ENHANCED INCOME FUND - PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The table below shows the average annual total returns for the Schroders
Enhanced Income Composite (in one column, restated to reflect deduction of Net
Expenses for Investor Shares of the Enhanced Income Fund; in the other, to reflect deduction of Net Expenses for Advisor Shares of the Enhanced Income
Fund) and a broad-based securities market index as of December 31, 2005.

                       SCHRODERS ENHANCED          SCHRODERS ENHANCED
                        INCOME COMPOSITE            INCOME COMPOSITE
                    (REFLECTING NET EXPENSES    (REFLECTING NET EXPENSES
                   FOR INVESTOR SHARES OF THE   FOR ADVISOR SHARES OF THE
                        SCHRODER ENHANCED           SCHRODER ENHANCED
YEAR                   INCOME FUND) (1)(2)         INCOME FUND) (1)(2)     3-MONTH US$ LIBOR (3)
----------------- ---------------------------- -------------------------- ----------------------

1999                         4.75%                        4.49%                    5.41%
2000                         7.57%                        7.31%                    6.53%
2001                         5.95%                        5.69%                    3.77%
2002                         2.85%                        2.59%                    1.79%
2003                         1.88%                        1.63%                    1.23%
2004                         2.02%                        1.77%                    1.64%
2005                         3.31%                        3.05%                    3.60%
1 year                       3.31%                        3.05%                    3.60%
5 years                      3.19%                        2.94%                    2.40%
Since Inception              5.00%                        4.73%                    4.06%

------------

(1)  The "Since Inception" Date of the Schroders Enhanced Income Composite is
     October 31, 1994. However, not all of the accounts included in the
     Schroders Enhanced Income Composite have been in existence for the full period of that Composite.

(2)  The current portfolio manager primarily responsible for making investment decisions for the Schroder Enhanced Income Fund and Schroder Enhanced
     Income Composite assumed responsibility for Schroder Enhanced Income Fund effective December 2004 and Schroder Enhanced Income Composite in June
     1998. The performance results shown above for prior periods were achieved by a different management team.

(3)  Performance is compared to the 3-month USD LIBOR rate which is not managed and does not reflect the deduction of any fees or expenses.

                                     - 39 -

SCHRODER U.S. CORE FIXED INCOME FUND - PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The table below shows the average annual total returns for the Schroders U.S.
Core Fixed Income Composite (in one column, restated to reflect deduction of Net
Expenses for Investor Shares of the Schroder U.S. Core Fixed Income Fund; in the
other, to reflect deduction of Net Expenses for Advisor Shares of the Schroder
U.S. Core Fixed Income Fund) and a broad-based securities market index as of
December 31, 2005.

                       SCHRODERS ENHANCED          SCHRODERS ENHANCED
                        INCOME COMPOSITE            INCOME COMPOSITE
                    (REFLECTING NET EXPENSES    (REFLECTING NET EXPENSES
                   FOR INVESTOR SHARES OF THE   FOR ADVISOR SHARES OF THE
                        SCHRODER ENHANCED           SCHRODER ENHANCED
YEAR                   INCOME FUND) (1)(2)         INCOME FUND) (1)(2)     3-MONTH US$ LIBOR (3)
----------------- ---------------------------- -------------------------- ----------------------

1999                         -0.19%                       -0.44%                  -0.83%
2000                         10.99%                       10.71%                  11.63%
2001                          8.70%                        8.43%                   8.44%
2002                         10.06%                        9.79%                  10.26%
2003                          5.02%                        4.75%                   4.10%
2004                          4.68%                        4.42%                   4.34%
2005                          3.06%                        2.80%                   2.43%
1 year                        3.06%                        2.80%                   2.43%
5 years                       6.27%                        6.00%                   5.87%
Since Inception               7.61%                        7.65%                   7.88%

------------

(1)  The"Since Inception" Date of the Schroders U.S. Core Fixed Income Composite
     is December 31, 1985. However, not all of the accounts included in the
     Schroders U.S. Core Fixed Income Composite have been in existence for the full period of that Composite.

(2)  The current portfolio manager primarily responsible for making investment decisions for the Schroder U.S. Core Fixed Income Fund and Schroder U.S.
     Core Fixed Income Composite assumed responsibility for Schroder U.S. Core
     Fixed Income Fund effective December 2004 and Schroder U.S. Core Fixed
     Income Composite in June 1998. The performance results shown above for prior periods were achieved by a different management team.

(3)  The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman
     Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                     - 40 -

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Funds are Steven S. Lear, David Harris, Wesley A. Sparks, Gregg T. Moore,
and Matthew T. Murphy.

OTHER ACCOUNTS MANAGED. The following tables show information regarding other accounts managed by the portfolio managers of each Fund, as of October 31, 2005:

                                                                   NUMBER OF        TOTAL ASSETS IN
                                                                ACCOUNTS WHERE       ACCOUNTS WHERE
                                                                ADVISORY FEE IS     ADVISORY FEE IS
                             NUMBER OF     TOTAL ASSETS IN     BASED ON ACCOUNT     BASED ON ACCOUNT
                              ACCOUNTS         ACCOUNTS           PERFORMANCE         PERFORMANCE
                            -----------   -----------------   ------------------   -----------------

ENHANCED INCOME FUND

STEVEN S. LEAR

Registered Investment       1             $102.1 million      None                 None
Companies

Other Pooled Investment     19            $3.9855 billion     None                 None
Vehicles

Other Accounts              30            $1.8744 billion     None                 None
DAVID HARRIS

Registered Investment       1             $102.1 million      None                 None
Companies

Other Pooled Investment     19            $3.9855 billion     None                 None
Vehicles

Other Accounts              30            $1.8744 billion     None                 None
WESLEY A. SPARKS, CFA

Registered Investment       1             $102.1 million      None                 None
Companies

Other Pooled Investment     19            $3.9855 billion     None                 None
Vehicles

Other Accounts              30            $1.8744 billion     None                 None
GREGG T. MOORE, CFA

Registered Investment       1             $102.1 million      None                 None
Companies

Other Pooled Investment     19            $3.9855 billion     None                 None
Vehicles

Other Accounts              30            $1.8744 billion     None                 None
MATTHEW T. MURPHY

Registered Investment       1             $102.1 million      None                 None
Companies

Other Pooled Investment     19            $3.9855 billion     None                 None
Vehicles

Other Accounts              30            $1.8744 billion     None                 None

U.S. CORE FIXED INCOME FUND

STEVEN S. LEAR

Registered Investment       1             $10.2 million       None                 None
Companies

Other Pooled Investment     19            $3.9855 billion     None                 None
Vehicles

Other Accounts              30            $1.8744 billion     None                 None

                                     - 41 -

                                                                    NUMBER OF        TOTAL ASSETS IN
                                                                 ACCOUNTS WHERE       ACCOUNTS WHERE
                                                                 ADVISORY FEE IS     ADVISORY FEE IS
                             NUMBER OF      TOTAL ASSETS IN     BASED ON ACCOUNT     BASED ON ACCOUNT
                              ACCOUNTS         ACCOUNTS            PERFORMANCE         PERFORMANCE
                            -----------   ------------------   ------------------   -----------------

DAVID HARRIS

Registered Investment       1             $10.2 million        None                 None
Companies

Other Pooled Investment     19            $3.9855 billion      None                 None
Vehicles

Other Accounts              30            $1.8744 billion      None                 None

WESLEY A. SPARKS, CFA

Registered Investment       1             $10.2 million        None                 None
Companies

Other Pooled Investment     19            $3.9855 billion      None                 None
Vehicles

Other Accounts              30            $1.8744 billion      None                 None

GREGG T. MOORE, CFA

Registered Investment       1             $10.2 million        None                 None
Companies

Other Pooled Investment     19            $$3.9855 billion     None                 None
Vehicles

Other Accounts              30            $1.8744 billion      None                 None

MATTHEW T. MURPHY

Registered Investment       1             $10.2 million        None                 None
Companies

Other Pooled Investment     19            $3.9855 billion      None                 None
Vehicles

Other Accounts              30            $1.8744 billion      None                 None

MATERIAL CONFLICTS OF INTEREST. Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. See "Brokerage Allocation and Other
Practices" for more information about this process.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links

                                     - 42 -

compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders' compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds' portfolio managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team"
maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. The portfolio managers'
compensation for other accounts they manage is not based upon account performance.

Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business an adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

OWNERSHIP OF SECURITIES. As of October 31, 2005, none of the portfolio managers beneficially owned any shares of the Funds.

MANAGEMENT CONTRACT

Management Contract. Under a Management Contract between the Trust, on behalf of the Funds, and Schroders, Schroders, at its expense, provides each Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Funds.

Under the Management Contract, Schroders is required to continuously furnish each of the Funds with investment programs consistent with the investment objectives and policies of each Fund, and to determine, for each Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the
Investment Company Act, and to each Fund's investment objectives, policies, and

                                     - 43 -

restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish. As compensation for services provided to each Fund pursuant to the Management Contract, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of
0.25% of each Fund's average daily net assets.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to each Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days' written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and the Management Contract provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of that Fund, and, in either case, by a majority of the
Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Recent Investment Advisory Fees. The following table sets forth the investment advisory fees paid by each of the Funds during the fiscal year ended October 31,
2005. The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

                                     - 44 -

                                                   INVESTMENT ADVISORY
                                                   FEES PAID FOR FISCAL
                      FUND                         YEAR ENDED 10/31/05
         ------------------------------------     ---------------------
         Schroder Enhanced Income Fund                      $0
         Schroder U.S. Core Fixed Income Fund               $0

Waived Fees. For the periods shown above, a portion of the advisory fees payable to Schroders were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the noted Fund during such periods.

                                                   FEES WAIVED DURING
                                                   FISCAL YEAR ENDED
                      FUND                              10/31/05
         ------------------------------------      -------------------
         Schroder Enhanced Income Fund                  $305,714
         Schroder U.S. Core Fixed Income Fund           $223,794

ADMINISTRATIVE SERVICES

On behalf of each Fund, the Trust has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"), under which SEI provides administrative services necessary for the operation of each
Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the
Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund accounting services. Effective
November 1, 2004, under agreements with SEI, the Trust and Schroder Capital
Funds (Delaware) pay fees to SEI based on the combined average daily net assets of all the funds that are series of the Trust or Schroder Capital Funds
(Delaware) according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion.
Each Fund pays its pro rata portion of such expenses. Prior to November 1, 2004, the Trust and Schroder Capital Funds (Delaware), paid fees to SEI based on the combined average daily net assets of all of their funds, according to the following annual rates: 0.15% on the first $300 million of such assets, and
0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The agreement is terminable with respect to the Funds without penalty, at any time, by the
Trustees upon six (6) months' written notice to SEI or by SEI upon six (6)
months' written notice to the Trust. The agreement is terminable by either party upon a material breach by the other party, provided that the terminating party has provided 45 days' notice of such material breach and the specified date of termination and the breaching party has not remedied the breach by the specified termination date.

For the fiscal year ended October 31, 2005 Schroder Enhanced Income Fund paid administration and accounting fees of $87,709. For the fiscal year ended October
31, 2005 Schroder U.S. Core Fixed Income Fund paid administration and accounting fees of $10,487.

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Trust's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its Affiliates" for
ownership information regarding the Distributor.

                                     - 45 -

Distribution plan for Advisor Shares. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of that Fund's shares. Under the Plan, a Fund may make payments at an annual rate up to 0.25%
of the average daily net assets attributable to its Advisor Shares. Because the fees are paid out of a Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

A Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the relevant Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. Each Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. Each Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

During the fiscal period ended October 31, 2005, the Funds (in respect of their
Advisor Shares) paid fees under the Distribution Plans in the following amounts:

              Schroder Enhanced Income Fund            $2,131
              Schroder U.S. Core Fixed Income Fund     $2,109

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS. Schroders, in selecting brokers to effect transactions on behalf of the Fund, seeks to obtain the best execution available.

ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Schroders. In such cases,
Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission.

OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Funds.

                                     - 46 -

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each of the Funds is determined daily as of the close of trading on the New York Stock Exchange (the
"Exchange") (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

The Trustees have established procedures for the valuation of the Funds'
securities, which are summarized below.

Equities listed or traded on a domestic or foreign stock exchange for which last sales information is regularly reported are valued at their last reported sale prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. In the case of securities traded primarily on the
National Association of Securities Dealers' Automated Quotation System
("NASDAQ"), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than
60 days are valued on the basis of valuations provided by pricing services based on the mean of the bid and asked prices supplied by brokers or dealers or matrix pricing, a method of valuing securities by reference to the values of other securities with similar characteristics, such as rating, interest rate, and maturity. Below investment grade debt instruments ("high yield debt") and emerging markets debt instruments will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, unless Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

Options on indices or exchange-traded fund (ETF) shares shall be valued at the mid-market price reported as of the close of the Chicago Board of Options
Exchange. Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

All assets and liabilities of the Schroder U.S. Core Fixed Income Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities may be stated at fair value on the basis of valuations furnished by

                                     - 47 -

pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities (or, when such prices for such securities are not available -- for example, on a day when bond markets are closed -- based on other factors that may be indicative of the securities'
values).

If any securities held by a Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at
Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust will consider whether it is appropriate to value these securities at their fair value.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of each Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of a Fund's Advisor Shares will generally differ from that of its Investor
Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Fund shares.

                                     - 48 -

TAXES

The following discussion of U.S. federal income tax consequences is based on the
Internal Revenue Code of 1986, as amended ("the Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

TAXATION OF THE FUNDS. Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, each Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for

                                     - 49 -

purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if that Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from
"qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
Each Fund receives interest, rather than dividends, from its portfolio holdings.
As a result, the Funds do not expect any significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Funds before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15%, with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2009.

TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.
In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a

                                     - 50 -

taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from a Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

FOREIGN INVESTMENTS. The Funds' transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a
Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in
"passive foreign investment companies" could subject a Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

Because it is not anticipated that more than 50% of the value of a Fund's total assets at the close of its taxable year will consist of stocks or securities of foreign corporations, a Fund will not be able to elect to permit its shareholders to claim a credit or deduction on their income tax returns for taxes paid by a Fund to foreign countries.

HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities that it otherwise would have continued to hold.

BACKUP WITHHOLDING. A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise

                                     - 51 -

subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends)
paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004
Act, effective for taxable years of a fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i)
with respect to distributions (other than distributions to a foreign person (w)
that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10%
shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a
Fund (a "short-term capital gain dividend"). A Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S.
real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market

                                     - 52 -

value equal to 50% or more of the fair market value of the corporation's U.S.
and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs (a
"FIRPTA Distribution") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of a Fund beginning after December 31, 2004) the capital gain dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 22, 2006, no person owned beneficially or of record more than 5% of the outstanding voting securities of either Fund, except as indicated on Appendix A hereto.

To the knowledge of the Trust, as of February 22, 2006, the Trustees of the
Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of either Fund.

CUSTODIAN

J.P. Morgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the
custodian of the assets of the Funds. The custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

Schroders and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a Code of Ethics, and the Trust, Schroder Capital Funds (Delaware) and
Schroder Global Series Trust

                                     - 53 -

have adopted a combined Code of Ethics, pursuant to the requirements of Rule
17j-1 of the Investment Company Act. Subject to certain restrictions, these
Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of
Ethics have been filed as exhibits to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by a Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix B to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the
Securities and Exchange Commission website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Funds are included in the
Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2005 under Rule 30d-1 of the Investment Company Act, filed electronically with the
Securities and Exchange Commission on January 5, 2006 in the Funds' Report on
Form N-CSR for the period ending October 31, 2005 (File No. 811-07840; Accession
No. 0000950136-06-000150). The Report, Financial Highlights and Financial
Statements referred to above are incorporated by reference into this SAI.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

                                     - 54 -

                                                                     APPENDIX A

HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of February 22, 2006, no person owned beneficially or of record 5% or more of the outstanding Investor or Advisor
Shares of any Fund, except as set forth below.

ADVISOR SHARES:

                                                             PERCENTAGE OF OUTSTANDING
RECORD AND BENEFICIAL OWNER             NUMBER OF SHARES       ADVISOR SHARES OWNED
---------------------------            ------------------   --------------------------

SCHRODER ENHANCED INCOME FUND

Schroder US Holdings, Inc.                103,433.5410               99.45%
22 Church Street
Hamilton, Bermuda HM11
(Record Owner and Beneficial Owner)

SCHRODER U.S. CORE FIXED INCOME FUND

Schroder US Holdings, Inc.                104,178.8240               98.01%
22 Church Street
Hamilton, Bermuda HM11
(Record Owner and Beneficial Owner)

INVESTOR SHARES:

                                                                PERCENTAGE OF OUTSTANDING
RECORD AND BENEFICIAL OWNER               NUMBER OF SHARES        INVESTOR SHARES OWNED
-------------------------------------   --------------------   --------------------------

SCHRODER ENHANCED INCOME FUND

Schroder US Holdings, Inc.                 10,249,473.7780                99.77%
22 Church Street
Hamilton, Bermuda HM11
(Record Owner and Beneficial Owner)

SCHRODER U.S. CORE FIXED INCOME FUND

Schroder US Holdings, Inc.                   941,810.2490                 48.89%
22 Church Street
Hamilton, Bermuda HM11
(Record Owner and Beneficial Owner)

Local 6 Club Employees Pension Fund          982,695.6240                 51.01%
709 Eighth Avenue 3rd Floor
New York, NY 10036-7102
(Record Owner)

                                    - A - 1 -

                                                                     APPENDIX B

                   FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B". The modifier "1"
indicates that the security

                                   - B - 1 -

ranks in the higher end of its generic rating category; the modifier "2"
indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

                                   - B - 2 -

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

                                   - B - 3 -

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                   - B - 4 -

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                   - B - 5 -

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                   - B - 6 -

                                                                     APPENDIX C

                  SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.'s
("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

o    Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

o    Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o    Disclose their proxy voting policies and procedures in their registration statements and

o    Annually, file with the SEC and make available to shareholders their actual proxy voting.

1.   Proxy Voting General Principles

o    Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy
Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

                                   - C - 1 -

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS' and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o    Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

o    A proponent of a proxy proposal has a client relationship with Schroders;

o    A proponent of a proxy proposal has a business relationship with Schroders;

o    Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o    Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

o    Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy,
     Schroders will address matters involving such conflicts of interest as follows:

     A. if a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

     B. if Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

                                   - C - 2 -

     C. if the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders'
     own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

     D. if the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy:
     (a) vote in accordance with ISS' recommendation; (b) inform the client(s)
     of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the
     Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Fund must disclose its policies and procedures for voting proxies in their
Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the
Fund or its agent to enable the Fund to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

o    Name of the issuer of the security;

o    Exchange ticker symbol;

o    CUSIP number, if available;

o    Shareholder meeting date;

o    Brief summary of the matter voted upon;

o    Source of the proposal, i.e., issuer or shareholder;

o    Whether the fund voted on the matter;

o    How the fund voted; and

o    Whether the fund voted with or against management.

                                   - C - 3 -

Further, the Fund is required to make available to shareholders the Fund's actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                   - C - 4 -

                              SCHRODER SERIES TRUST

                          Schroder Municipal Bond Fund
                     Schroder Short-Term Municipal Bond Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     Part 2

                                  March 1, 2006

TRUST HISTORY .....................................................     1
FUND CLASSIFICATION ...............................................     1
CAPITALIZATION AND SHARE CLASSES ..................................     1
ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS

APPENDIX C     SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA
               INC. POLICY RELATING TO IDENTIFYING AND ACTING UPON
               CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY
               VOTING OBLIGATIONS .................................    C-1

                          SCHRODER MUNICIPAL BOND FUND
                     SCHRODER SHORT-TERM MUNICIPAL BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's
Agreement and Declaration of Trust (as amended, the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Municipal Bond Fund and Schroder
Short-Term Municipal Bond Fund (each, a "Fund," and collectively, the "Funds")
are series of the Trust. The Trust currently also comprises two other series,
Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund, which are offered through separate prospectuses and statements of additional information. Schroder Investment Management North America Inc. ("Schroders")
serves as investment adviser to the Funds.

FUND CLASSIFICATION

Each Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act"). This means that with respect to 75% of a Fund's total assets, that Fund may not invest in securities of any issuer if (i) immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) or (ii) the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer
(this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). No Fund is subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of each of the Funds described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus. Unlike Investor
Shares, Advisor Shares are currently subject to distribution fees, so that the performance of a Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. A Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a
Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to

                                     - 1 -

take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, a Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds'
principal investment strategies and the principal risks of the Funds described in the Prospectuses. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the Prospectuses or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

FIXED INCOME SECURITIES. In periods of declining interest rates, the yield
(income from portfolio investments) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in a Fund's portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

MUNICIPAL BONDS. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of,

                                     - 2 -

or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal bonds in which it holds such participation interests is exempt from federal income tax.

Stand-by commitments. When a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time.
It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that a Fund will assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund's portfolio, but Schroders will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The Funds do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by a Fund.

Municipal leases. A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain

                                     - 3 -

"non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a
"non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy
Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.
Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by a Fund and the value of the Fund's portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of the Fund or its dissolution.

WHEN-ISSUED SECURITIES. A Fund may from time to time purchase securities on a
"when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

                                     - 4 -

LOANS OF FUND PORTFOLIO SECURITIES. A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S.
Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2)
the Fund may at any time call the loan and regain the securities loaned; (3) the
Fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A Fund may be deemed to be an
"underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC
Staff currently takes the view that any delegation by the

                                     - 5 -

Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders.

INVERSE FLOATERS. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels -- rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be highly volatile and some inverse floaters may be "leveraged," resulting in increased risk and potential volatility. A Fund may use inverse floaters for hedging or investment purposes.
Use of inverse floaters other than for hedging purposes may be considered speculative.

ZERO-COUPON SECURITIES. Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the
Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the
U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal
Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a
Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying
U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled

                                     - 6 -

form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

LOWER-RATED SECURITIES. A Fund may invest in lower-rated fixed-income securities
(commonly known as "junk bonds"), although normally a Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard & Poor's Rating Service, or
Fitch Investors Service, Inc.) has rated the securities C (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by
Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a
Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Schroders will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of a Fund's assets may be invested in an issue of which the
Fund, by itself or together with other funds and accounts managed by Schroders or its affiliates, holds all or a major portion. Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse

                                     - 7 -

market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.
Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the
Fund's operating expenses and adversely affect the Fund's net asset value. In the case of tax-exempt funds, any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to "call,"
or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A Fund may invest without limit in so-called "zero-coupon" bonds and
"payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically.
Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Schroders' investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

LOAN PARTICIPATIONS AND OTHER FLOATING RATE LOANS. The Fund may invest in "loan participations." By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

                                     - 8 -

A Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in a Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders' analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which a Fund may invest are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on Schroders', and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to a Fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. A Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving principal, interest and other amounts with respect to the underlying loan. When a Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a Fund will represent interests in loans made to finance highly

                                     - 9 -

leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a Fund may also involve loans made in foreign currencies. A Fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund's portfolio. Possession of such information may in some instances occur despite
Schroders' efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders' ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Schroders' ability to trade could have an adverse effect on a Fund by, for example, preventing the
Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in a Fund's portfolio.
These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a Fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to a Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders'
client accounts collectively held only a single category of the issuer's securities.

FORWARD COMMITMENTS. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

                                     - 10 -

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

DERIVATIVES. Certain of the instruments in which a Fund may invest, such as futures contracts, options, swaps, and forward contracts, are considered to be
"derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. A Fund's use of derivatives may cause a Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.
Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Funds may use these "derivatives" strategies for hedging purposes. The Funds may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Funds and reinvestment of the proceeds. For example, the Funds may seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing

                                     - 11 -

directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in the Prospectus and in this Statement of Additional Information.

OPTIONS. A Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered call options. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the
Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

                                     - 12 -

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A
Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national

                                     - 13 -

securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing
Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a
"regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict the Trust's use of options.

FUTURES CONTRACTS. To the extent permitted by the investment restrictions set forth under "Investment Restrictions" below, by the investment policies described in the Prospectuses and by applicable law, the Funds may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the
Fund may realize a gain or loss.

The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the
Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a

                                     - 14 -

"short" position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on securities is subject to
Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a
Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

                                     - 15 -

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders' judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put)
or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

                                     - 16 -

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value.
The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the
Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such

                                     - 17 -

options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge.
Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A
Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in

                                     - 18 -

the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

WARRANTS TO PURCHASE SECURITIES. A Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

SWAP AGREEMENTS. A Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund's exposure to long-or short-term interest rates (in the United
States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.
The value of a Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Fund's ability to engage in certain swap transactions may be limited by tax considerations.

A Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political

                                     - 19 -

events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market
(or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a
Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often
"customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission
(the "SEC"), which regulates the offer and sale of securities by and to U.S.
persons, or any other governmental regulatory authority.

STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the

                                     - 20 -

underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                                     - 21 -

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding voting securities of that Fund, a Fund may not:

1.   issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

     Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

2.   borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5%
     of the Fund's total assets;

     Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

3.   act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws

4.   (i) as to 75% of its total assets, purchase any security (other than U.S.
     Government securities and securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value)
     would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or

     (ii) purchase any security (other than securities of the U.S. Government, its agencies or instrumentalities or municipal bonds backed by any of the assets and revenues of non-governmental issuers) if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry;

5.   make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

6.   purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time; and

7.   purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities

                                     - 22 -

     representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

                               ----------------

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable). Each Fund may pledge assets of the Fund, but it is against the current policy of each of the Funds, which policy may also be changed without shareholder approval, to pledge more than one-third of its assets.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the preceding paragraph)
will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if a Fund is required by law to maintain the 300%
asset coverage ratio described above in the Note following restriction 2, and the Fund for any reason ceases to maintain that asset coverage, it will take steps to restore that asset coverage ratio within three days thereafter
(excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than
50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each of the Funds makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds' semi-annual and annual reports. The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov.

POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.
Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Funds with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter

                                     - 23 -

of law) or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed with
Schroders to keep such information confidential. In the future, where Schroders does not believe that the risk of disclosure is material, a Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the
Fund and its shareholders. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by a
Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Funds, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to selected third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Funds, certain Schroders personnel and personnel of its affiliates (including Schroder Investment Management North
America Limited ("SIMNA Ltd.")) that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Affiliates of
Schroders (including SIMNA Ltd.) with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information and the Trust's Chief Compliance
Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Funds' administrator SEI Investments Global
Funds Services ("SEI"). PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Funds' audit. Schroders utilizes the services of
Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of each of the Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the Fund based on a review of: (i)
the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in

                                     - 24 -

accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and
(ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees,
Schroders also manages the Funds' other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                            DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                              TERM OF                                       IN FUND
                              POSITION(S)    OFFICE AND             PRINCIPAL               COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH     LENGTH OF            OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
    DISINTERESTED TRUSTEE        TRUST      TIME SERVED        DURING PAST 5 YEARS        BY TRUSTEE      HELD BY TRUSTEE
---------------------------- ------------- ------------- ------------------------------- ------------ ----------------------

David N. Dinkins, 78         Trustee       Indefinite    Trustee of the Trust and             7       None
875 Third Avenue, 22nd Fl.                 Since 1994    Schroder Capital Funds
New York, NY 10022                                       (Delaware); Professor,
                                                         Columbia School of
                                                         International
                                                         and Public Affairs.

Peter E. Guernsey, 84        Trustee       Indefinite    Trustee of the Trust and             7       None
875 Third Avenue, 22nd Fl.                 Since 1993    Schroder Capital Funds
New York, NY 10022                                       (Delaware). Retired. Formerly,
                                                         Senior Vice President, Marsh
                                                         & McLennan, Inc. (insurance
                                                         services).

John I. Howell, 89           Trustee       Indefinite    Trustee and Lead                     8       American Life
875 Third Avenue, 22nd Fl.                 Since 1993    Disinterested Trustee of the                 Assurance Co. of
New York, NY 10022                                       Trust, Schroder Capital Funds                New York; United
                                                         (Delaware) and Schroder                      States Life Insurance
                                                         Global Series Trust; Private                 Co. of the City of
                                                         Consultant, Indian Rock                      New York; First
                                                         Corporation (individual                      SunAmerica Life
                                                         accounting).                                 Insurance Co.

                                     - 25 -

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                              TERM OF                                        IN FUND
                              POSITION(S)    OFFICE AND              PRINCIPAL               COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH     LENGTH OF             OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
    DISINTERESTED TRUSTEE        TRUST      TIME SERVED         DURING PAST 5 YEARS        BY TRUSTEE     HELD BY TRUSTEE
---------------------------- ------------- ------------- -------------------------------- ------------ --------------------

Peter S. Knight, 55          Trustee       Indefinite    Trustee of the Trust, Schroder        8       Medicis; PAR
875 Third Avenue, 22nd Fl.                 Since 1993    Capital Funds (Delaware) and                  Pharmaceuticals;
New York, NY 10022                                       Schroder Global Series Trust;                 Entremed
                                                         Director, Schroder Japanese
                                                         Long/Short Fund; Director,
                                                         Schroder Credit Renaissance
                                                         Fund, LP; Director, Schroder
                                                         Alternative Strategies Fund;
                                                         President, Generation
                                                         Investment Management U.S.
                                                         Formerly, Managing Director,
                                                         MetWest Financial (financial
                                                         services); President, Sage
                                                         Venture Partners (investing);
                                                         and Partner, Wunder, Knight,
                                                         Forcsey & DeVierno (law
                                                         firm).

William L. Means, 69         Trustee       Indefinite    Trustee of the Trust and              7       None
875 Third Avenue, 22nd Fl.                 Since 1997    Schroder Capital Funds
New York, NY 10022                                       (Delaware). Retired.

Clarence F. Michalis, 84     Trustee       Indefinite    Trustee of the Trust, Schroder        8       None
875 Third Avenue, 22nd Fl.                 Since 1993    Capital Funds (Delaware) and
New York, NY 10022                                       Schroder Global Series Trust.
                                                         Retired. Formerly, Chairman
                                                         of the Board of Directors,
                                                         Josiah Macy, Jr., Foundation.

Hermann C. Schwab, 86        Trustee       Indefinite    Trustee of the Trust and              7       None
875 Third Avenue, 22nd Fl.                 Since 1993    Schroder Capital Funds
New York, NY 10022                                       (Delaware). Retired. Formerly,
                                                         consultant to Schroder
                                                         Capital Management
                                                         International, Inc.

James D. Vaughn, 60          Trustee       Indefinite    Trustee and Chairman of the           8       AMG National Trust
875 Third Avenue, 22nd Fl.                 Since 2003    Audit Committee of the Trust,                 Bank
New York, New York 10022                                 Schroder Capital Funds
                                                         (Delaware) and Schroder
                                                         Global Series Trust. Retired.
                                                         Formerly, Managing Partner,
                                                         Deloitte & Touche USA,
                                                         LLP-Denver.

                                     - 26 -

                              INTERESTED TRUSTEES

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                              TERM OF                                      IN FUND
                              POSITION(S)    OFFICE AND             PRINCIPAL              COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF            OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
     INTERESTED TRUSTEE          TRUST      TIME SERVED        DURING PAST 5 YEARS       BY TRUSTEE     HELD BY TRUSTEE
---------------------------- ------------- ------------- ------------------------------ ------------ --------------------

Peter L. Clark, 41*          Trustee and   Indefinite    Trustee and Chairman of the         7       None
875 Third Avenue, 22nd Fl.   Chairman      Since 2003    Trust and Schroder Capital
New York, NY 10022                                       Funds (Delaware); Chief
                                                         Executive Officer, Schroders.
                                                         Formerly, Managing Director
                                                         and Head of Emerging
                                                         Markets, JP Morgan/JP
                                                         Morgan Investment
                                                         Management; Vice President
                                                         and Head of Proprietary
                                                         Trading, JP Morgan.

------------
*    Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
     affiliates.

                                   OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

                                                   TERM OF
                                 POSITION(S)      OFFICE AND
    NAME, AGE AND ADDRESS         HELD WITH       LENGTH OF           PRINCIPAL OCCUPATION(S)
          OF OFFICER                TRUST        TIME SERVED            DURING PAST 5 YEARS
-----------------------------   -------------   -------------   ----------------------------------

 Peter L. Clark, 41             Trustee         Indefinite      Trustee and Chairman of the
 875 Third Avenue, 22nd Fl.     and             Since 2003      Trust and Schroder Capital Funds
 New York, NY 10022             Chairman                        (Delaware); Director and Chief
                                                                Executive Officer, Schroders.
                                                                Formerly, Managing Director and
                                                                Head of Emerging Markets, JP
                                                                Morgan/JP Morgan Investment
                                                                Management; Vice President and
                                                                Head of Proprietary Trading, JP
                                                                Morgan.

 Mark A. Hemenetz, 49           President       Indefinite      Chief Operating Officer, Director
 875 Third Avenue, 22nd Fl.     and             Since           and Executive Vice President,
 New York, NY 10022             Principal       May 2004        Schroders; Chairman and
                                Executive                       Director, Schroder Fund Advisors
                                Officer                         Inc.; President and Principal
                                                                Executive Officer of the Trust,
                                                                Schroder Capital Funds
                                                                (Delaware) and Schroder Global
                                                                Series Trust. Formerly, Executive
                                                                Vice President and Director of
                                                                Investment Management, Bank of
                                                                New York.

                                     - 27 -

                                                   TERM OF
                                 POSITION(S)      OFFICE AND
    NAME, AGE AND ADDRESS         HELD WITH       LENGTH OF            PRINCIPAL OCCUPATION(S)
          OF OFFICER                TRUST        TIME SERVED             DURING PAST 5 YEARS
-----------------------------   -------------   -------------   ------------------------------------

 Alan M. Mandel, 48             Treasurer       Indefinite      First Vice President, Schroders;
 875 Third Avenue, 22nd Fl.     and Chief       Since           Chief Operating Officer, Treasurer
 New York, NY 10022             Financial       May 2003        and Director, Schroder Fund
                                Officer                         Advisors Inc.; Treasurer and
                                                                Chief Financial Officer, the Trust,
                                                                Schroder Global Series Trust and
                                                                Schroder Capital Funds
                                                                (Delaware).

 Carin F. Muhlbaum, 43          Vice            Indefinite      Senior Vice President, General
 875 Third Avenue, 22nd Fl.     President       Vice            Counsel, and Chief Administrative
 New York, NY 10022             and Clerk       President       Officer, Schroders; Director,
                                                since 1998;     Senior Vice President, Secretary
                                                Clerk since     and General Counsel, Schroder
                                                2001            Fund Advisors Inc.; Vice
                                                                President and Secretary/Clerk,
                                                                the Trust, Schroder Global Series
                                                                Trust and Schroder Capital Funds
                                                                (Delaware).

 Stephen M. DeTore, 54          Chief           Indefinite      Senior Vice President, Director
 875 Third Avenue, 22nd Fl.     Compliance      Since 2005      and Chief Compliance Officer,
 New York, NY 10022             Officer                         Schroders; Senior Vice President
                                                                and Director, Schroder Fund
                                                                Advisors Inc.; Chief Compliance
                                                                Officer, the Trust, Schroder
                                                                Capital Funds (Delaware) and
                                                                Schroder Global Series Trust.
                                                                Formerly, Deputy General
                                                                Counsel, Gabelli Asset
                                                                Management Inc.; Associate
                                                                General Counsel, Gabelli Asset
                                                                Management, Inc.; Assistant
                                                                Director, Office of Examination
                                                                Support, U.S. Securities and
                                                                Exchange Commission.

 Angel Lanier, 43               Assistant       Indefinite      Assistant Vice President,
 875 Third Avenue, 22nd Fl.     Secretary       Since 2005      Schroders; Assistant Vice
 New York, NY 10022                                             President, Schroder Fund
                                                                Advisors Inc.; Assistant
                                                                Secretary/Clerk of the Trust,
                                                                Schroder Capital Funds
                                                                (Delaware) and Schroder Global
                                                                Series Trust. Formerly, Associate,
                                                                Schroders.

                                     - 28 -

                             CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

                                         POSITIONS HELD WITH AFFILIATED PERSONS OR
        NAME                                PRINCIPAL UNDERWRITERS OF THE TRUST
-------------------   ------------------------------------------------------------------------------

Peter L. Clark        Trustee and Chairman of the Trust and Schroder Capital Funds (Delaware);
                      Director and Chief Executive Officer, Schroders. Formerly, Managing Director
                      and Head of Emerging Markets, JP Morgan/JP Morgan Investment
                      Management; Vice President and Head of Proprietary Trading, JP Morgan.

Mark A. Hemenetz      President of the Trust, Schroder Capital Funds (Delaware) and Schroder
                      Global Series Trust; Chief Operating Officer, Director and Executive Vice
                      President, Schroders; Chairman and Director, Schroder Fund Advisors Inc.

Alan M. Mandel        First Vice President, Schroders; Chief Operating Officer, Treasurer and
                      Director, Schroder Fund Advisors Inc.; Treasurer and Chief Financial Officer,
                      the Trust, Schroder Global Series Trust, Schroder Capital Funds (Delaware).

Carin F. Muhlbaum     Senior Vice President, General Counsel, and Chief Administrative Officer,
                      Schroders; Director, Senior Vice President, Secretary and General Counsel,
                      Schroder Fund Advisors Inc.; Vice President and Secretary/Clerk, the Trust,
                      Schroder Global Series Trust, and Schroder Capital Funds (Delaware).

Stephen M. DeTore     Senior Vice President, Director and Chief Compliance Officer, Schroders;
                      Senior Vice President and Director, Schroder Fund Advisors Inc.; Chief
                      Compliance Officer, the Trust, Schroder Global Series Trust, and Schroder
                      Capital Funds (Delaware).

Angel Lanier          Assistant Vice President, Schroders; Assistant Vice President, Schroder
                      Fund Advisors Inc.; Assistant Secretary/Clerk, the Trust, Schroder Global
                      Series Trust, and Schroder Capital Funds (Delaware).

                      COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                                     - 29 -

                             SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroders family of investment companies, as of December 31, 2005.

                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
                                                         DOLLAR RANGE OF EQUITY     TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                  FUND               SECURITIES IN THE FUNDS     INVESTMENT COMPANIES*
---------------------- ------------------------------- ------------------------- --------------------------

                                                       Ranges:                   Ranges:
                                                       -------                   -------
                                                       None                      None
                                                       $1-$10,000                $1-$10,000
                                                       $10,001-$50,000           $10,001-$50,000
                                                       $50,001-$100,000          $50,001-$100,000
                                                       Over $100,000             Over $100,000

DISINTERESTED
TRUSTEES

DAVID N. DINKINS                                                                 $50,001-$100,000
                       Schroder Municipal Bond Fund           None
                       Schroder Short-Term Municipal          None
                       Bond Fund

PETER E. GUERNSEY                                                                      None
                       Schroder Municipal Bond Fund           None
                       Schroder Short-Term Municipal          None
                       Bond Fund

JOHN I. HOWELL                                                                    $10,001-$50,000
                       Schroder Municipal Bond Fund           None
                       Schroder Short-Term Municipal          None
                       Bond Fund

PETER S. KNIGHT                                                                        None
                       Schroder Municipal Bond Fund           None
                       Schroder Short-Term Municipal          None
                       Bond Fund

WILLIAM L. MEANS                                                                    $1-$10,000
                       Schroder Municipal Bond Fund           None
                       Schroder Short-Term Municipal          None
                       Bond Fund

CLARENCE F. MICHALIS                                                               Over $100,000
                       Schroder Municipal Bond Fund           None
                       Schroder Short-Term Municipal          None
                       Bond Fund

                                     - 30 -

                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL
                                                                                   REGISTERED INVESTMENT
                                                                                   COMPANIES OVERSEEN BY
                                                        DOLLAR RANGE OF EQUITY     TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                  FUND               SECURITIES IN THE FUNDS     INVESTMENT COMPANIES*
--------------------- ------------------------------- ------------------------- --------------------------

HERMANN C. SCHWAB                                                                          None
                      Schroder Municipal Bond Fund               None
                      Schroder Short-Term Municipal              None
                      Bond Fund

JAMES D. VAUGHN                                                                       Over $100,000
                      Schroder Municipal Bond Fund               None
                      Schroder Short-Term Municipal              None
                      Bond Fund

INTERESTED TRUSTEES

PETER L. CLARK                                                                        Over $100,000
                      Schroder Municipal Bond Fund               None
                      Schroder Short-Term Municipal              None
                      Bond Fund

------------
*    For these purposes, the Trust, Schroder Capital Funds (Delaware), and
     Schroder Global Series Trust are considered part of the same "Family of
     Investment Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

                            NAME OF OWNERS
                          AND RELATIONSHIPS                                     VALUE OF
    NAME OF TRUSTEE           TO TRUSTEE        COMPANY     TITLE OF CLASS     SECURITIES     PERCENT OF CLASS
----------------------   -------------------   ---------   ----------------   ------------   -----------------

David N. Dinkins                 N/A              N/A             N/A              N/A              N/A
Peter E. Guernsey                N/A              N/A             N/A              N/A              N/A
John I. Howell                   N/A              N/A             N/A              N/A              N/A
Peter S. Knight                  N/A              N/A             N/A              N/A              N/A
William L. Means                 N/A              N/A             N/A              N/A              N/A
Clarence F. Michalis             N/A              N/A             N/A              N/A              N/A
Hermann C. Schwab                N/A              N/A             N/A              N/A              N/A
James D. Vaughn                  N/A              N/A             N/A              N/A              N/A

                            TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

                                     - 31 -

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

                                                     TOTAL COMPENSATION
                                                       FROM TRUST AND
                          AGGREGATE COMPENSATION        FUND COMPLEX
    NAME OF TRUSTEE             FROM TRUST           PAID TO TRUSTEES*
----------------------   ------------------------   -------------------

David N. Dinkins                 $12,615                  $20,080
Peter E. Guernsey                $12,615                  $20,080
John I. Howell                    $5,091                  $20,080
Peter S. Knight                   $4,591                  $17,750
William L. Means                 $12,565                  $20,000
Clarence F. Michalis              $5,091                  $20,080
Hermann C. Schwab                $12,615                  $20,080
James D. Vaughn                   $5,040                  $20,000

------------
*    The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
     (Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital
     Funds (Delaware) and Schroder Global Series Trust are considered part of the same "Fund Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder
U.S. Holdings Inc. (or their predecessors) have been investment managers since
1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2005, had under management assets of approximately $201 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

                                     - 32 -

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Funds are David Baldt, Daniel Scholl, Susan Beck, and Ted Manges.

OTHER ACCOUNTS MANAGED. The following tables show information regarding other accounts managed by the portfolio managers of each Fund, as of October 31, 2005:

                                                                   NUMBER OF        TOTAL ASSETS IN
                                                                ACCOUNTS WHERE       ACCOUNTS WHERE
                                                                ADVISORY FEE IS     ADVISORY FEE IS
                             NUMBER OF     TOTAL ASSETS IN     BASED ON ACCOUNT     BASED ON ACCOUNT
                              ACCOUNTS         ACCOUNTS           PERFORMANCE         PERFORMANCE
                            -----------   -----------------   ------------------   -----------------

Schroder Short-Term Municipal Bond Fund

David Baldt

Registered Investment       3             $625.9 million      None                 None
Companies

Other Pooled Investment     1             $75 million         None                 None
Vehicles

Other Accounts              219           $2.398 billion      None                 None

DANIEL SCHOLL

Registered Investment       3             $625.9 million      None                 None
Companies

Other Pooled Investment     1             $75 million         None                 None
Vehicles

Other Accounts              219           $2.398 billion      None                 None

SUSAN BECK

Registered Investment       3             $625.9 million      None                 None
Companies

Other Pooled Investment     1             $75 million         None                 None
Vehicles

Other Accounts              219           $2.398 billion      None                 None

TED MANGES

Registered Investment       3             $625.9 million      None                 None
Companies

Other Pooled Investment     1             $75 million         None                 None
Vehicles

Other Accounts              219           $2.398 billion      None                 None

SCHRODER MUNICIPAL BOND FUND

DAVID BALDT

Registered Investment       3             $649.5 milion       None                 None
Companies

Other Pooled Investment     1             $75 million         None                 None
Vehicles

Other Accounts              219           $2.398 billion      None                 None

DANIEL SCHOLL

Registered Investment       3             $649.5 milion       None                 None
Companies

Other Pooled Investment     1             $75 million         None                 None
Vehicles

Other Accounts              219           $2.398 billion      None                 None

                                     - 33 -

                                                                   NUMBER OF        TOTAL ASSETS IN
                                                                ACCOUNTS WHERE       ACCOUNTS WHERE
                                                                ADVISORY FEE IS     ADVISORY FEE IS
                             NUMBER OF     TOTAL ASSETS IN     BASED ON ACCOUNT     BASED ON ACCOUNT
                              ACCOUNTS         ACCOUNTS           PERFORMANCE         PERFORMANCE
                            -----------   -----------------   ------------------   -----------------

SUSAN BECK

Registered Investment       3             $649.5 milion       None                 None
Companies

Other Pooled Investment     1             $75 million         None                 None
Vehicles

Other Accounts              219           $2.398 billion      None                 None

TED MANGES

Registered Investment       3             $649.5 milion       None                 None
Companies

Other Pooled Investment     1             $75 million         None                 None
Vehicles

Other Accounts              219           $2.398 billion      None                 None

MATERIAL CONFLICTS OF INTEREST. Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. See "Brokerage Allocation and Other
Practices" for more information about this process.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders' compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds' portfolio managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked

                                     - 34 -

annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team"
maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the Fund. The portfolio managers' compensation for other accounts they manage is not based upon account performance.

Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business and adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

OWNERSHIP OF SECURITIES. As of October 31, 2005, Mr. Scholl beneficially owned the following dollar range of equity securities in the Funds: Schroder Municipal
Bond Fund -- $10,001-$50,000; and Schroder Short-Term Municipal Bond Fund --
$1-$10,000. As of October 31, 2005, Ms. Beck beneficially owned the following dollar range of equity securities in the Funds: Schroder Municipal Bond Fund --
$10,001-$50,000; and Schroder Short-Term Municipal Bond Fund -- $10,001-$50,000.
As of October 31, 2005, Mr. Baldt and Mr. Manges did not beneficially own any securities of the Funds.

MANAGEMENT CONTRACT

Management Contract. Under a Management Contract between the Trust, on behalf of each Fund, and Schroders, Schroders, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund.

Under the Management Contract, Schroders is required to continuously furnish the
Funds investment programs consistent with the investment objective and policies of each Fund, and to determine, for each Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's
Declaration of Trust and By-laws, and of the Investment Company Act, and to the
Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.
As compensation for services provided to the Fund pursuant to the Management
Contract, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.40% of each Fund's average daily net assets.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of

                                     - 35 -

the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trust's office rent.

Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to a Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days'
written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and the
Management Contract provides that it will continue in effect from year to year
(after an initial two-year period) only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of that Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Recent Investment Advisory Fees. For its fiscal years ended October 31, 2005 and
October 31, 2004, pursuant to the Management Contract, each Fund paid fees to
Schroders as follows (reflecting reductions in such fees pursuant to expense limitations and/or waivers in effect during the period):

                                                  INVESTMENT ADVISORY     INVESTMENT ADVISORY
                                                 FEES PAID FOR FISCAL     FEES PAID FOR FISCAL
                                                  YEAR ENDED 10/31/05     YEAR ENDED 10/31/04
                                                ----------------------   ---------------------

Schroder Municipal Bond Fund                            $ 16,254                   $0
Schroder Short-Term Municipal Bond Fund                 $102,113                   $0

WAIVED FEES. For the periods shown above, a portion of the advisory fees payable to Schroders were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the noted Fund during such periods.

                                     - 36 -

                                                     FEES WAIVED             FEES WAIVED
                                                    DURING FISCAL           DURING FISCAL
                     FUND                        YEAR ENDED 10/31/05     YEAR ENDED 10/31/04
---------------------------------------------   ---------------------   --------------------

Schroder Municipal Bond Fund                          $290,954                $273,781
Schroder Short-Term Municipal Bond Fund               $313,748                $353,873

ADMINISTRATIVE SERVICES

On behalf of each Fund, the Trust has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"), under which SEI provides administrative services necessary for the operation of each
Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the
Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund accounting services. Effective
November 1, 2004, under agreements with SEI, the Trust and Schroder Capital
Funds (Delaware) pay fees to SEI based on the combined average daily net assets of all the funds that are series of the Trust and Schroder Capital Funds
(Delaware) according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion.
Each Fund pays its pro rata portion of such expenses. Prior to November 1, 2004, the Trust and Schroder Capital Funds (Delaware) paid fees to SEI based on the combined average daily net assets of all of their funds, according to the following annual rates: 0.15% on the first $300 million of such assets, and
0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The agreement is terminable with respect to the Funds without penalty, at any time, by the
Trustees upon six (6) months' written notice to SEI or by SEI upon six (6)
months' written notice to the Trust. The agreement is terminable by either party upon a material breach by the other party, provided that the terminating party has provided 45 days' notice of such material breach and the specified date of termination and the breaching party has not remedied the breach by the specified termination date.

Administrative service fees. For the last two fiscal years (since the Funds'
inception) the Funds paid the following fees to SEI as compensation for SEI's services as administrator. Prior to January 4, 2004, SEI served as sub-administrator to the Funds; Schroder Fund Advisors Inc. served as administrator, for which service Schroder Fund Advisors Inc. received no compensation from the Funds.

                                                 ADMINISTRATION FEES     ADMINISTRATION FEES
                                                   PAID FOR FISCAL         PAID FOR FISCAL
                                                      YEAR ENDED             YEAR ENDED
                     FUND                              10/31/05               10/31/04
---------------------------------------------   ---------------------   --------------------

Schroder Municipal Bond Fund                          $ 97,748                $ 70,780
Schroder Short-Term Municipal Bond Fund               $133,840                $106,216

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Trust's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for
ownership information regarding the Distributor.

                                     - 37 -

Distribution plan for Advisor Shares. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund's shares. Under the Plan, a Fund may make payments at an annual rate up to 0.25%
of the average daily net assets attributable to its Advisor Shares. Because the fees are paid out of a Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

A Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the relevant Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. Each Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. Each Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

During the fiscal periods ended October 31, 2005 and October 31, 2004, the Funds
(in respect of their Advisor Shares) paid fees under the Distribution Plans in the following amounts:

                                                 FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                  OCTOBER 31, 2005     OCTOBER 31, 2004
                                                -------------------   ------------------

Schroder Municipal Bond Fund                          $10,172               $1,791
Schroder Short-Term Municipal Bond Fund               $ 5,655               $2,269

BROKERAGE ALLOCATION AND OTHER PRACTICES

Schroders, in selecting brokers to reflect transactions on behalf of the Funds, generally seeks to obtain the best execution available.

Schroders may deem the purchase or sale of a security to be in the best interest of the Funds as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission.

There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

                                     - 38 -

Other Practices. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange")
(normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than
60 days are valued on the basis of valuations provided by pricing services based on the mean of the bid and asked prices supplied by brokers or dealers or matrix pricing, a method of valuing securities by reference to the values of other securities with similar characteristics, such as rating, interest rate, and maturity. Below investment grade debt instruments ("high yield debt") and emerging markets debt instruments will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, unless Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

Options on indices or exchange-traded fund (ETF) shares shall be valued at the mid-market price reported as of the close of the Chicago Board of Options
Exchange. Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities
(or, when such prices for such securities are not available -- for example, on a day when bond markets are closed -- based on other factors that may be indicative of the securities' values).

If any securities held by the Funds are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or

                                     - 39 -

other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition).
In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust will consider whether it is appropriate to value these securities at their fair values.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class. The net asset value of a Fund's Advisor Shares will generally differ from that of its Investor
Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Funds' shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the
Internal Revenue Code of 1986, as amended ("the Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion

                                     - 40 -

is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as, among others,
IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

TAXATION OF THE FUNDS. Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the
Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if

                                     - 41 -

any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from
"qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
The Funds do receive interest, rather than dividends, from its portfolio holdings. As a result, they do not expect any significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15%, with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2009.

EXEMPT-INTEREST DIVIDENDS. A Fund will qualify to pay exempt-interest dividends to shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax.
Distributions that a Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax
("AMT") purposes and for state and local purposes. Because the Funds intend to qualify to pay exempt-interest dividends, the Funds may be limited in their ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Under the Code, interest on certain "private activity bonds" issued after August
7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal alternative minimum taxable income. In addition, for corporations, alternative minimum

                                     - 42 -

taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income.
Accordingly, a portion of the Funds' dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the federal AMT or may increase the liability of an investor who is subject to such tax. The receipt of exempt-interest dividends may affect the portion, if any, of a shareholder's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Shareholders receiving
Social Security or Railroad Retirement benefits should consult their tax advisers.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority.

TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.
In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from a Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of a Fund are purchased within 30 days before or after the disposition.
In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount,

                                     - 43 -

timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

BACKUP WITHHOLDING. A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends)
paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004
Act, effective for taxable years of a fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i)
with respect to distributions (other than distributions to a foreign person (w)
that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10%
shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a
Fund (a "short-term capital gain dividend"). A Fund may opt not to designate dividends as

                                     - 44 -

interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S.
real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's
U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs (a
"FIRPTA Distribution") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of a Fund beginning after December 31, 2004) the capital gain dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 22, 2006, no person owned beneficially or of record 5% or more of the outstanding voting securities of any
Fund except as indicated on Appendix A hereto.

To the knowledge of the Trust, as of February 22, 2006, the Trustees of the
Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

CUSTODIAN

J.P. Morgan Chase Bank, 270 Park Avenue, New York, New York, 10017, is the
custodian of the assets of the Funds. The custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the
Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell.

                                     - 45 -

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

Schroders, and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a Code of Ethics, and the Trust, Schroder Capital Funds (Delaware) and
Schroder Global Series Trust have adopted a combined Code of Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the
Funds. The Codes of Ethics have been filed as exhibits to the Trust's
Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix
C to this SAI. Information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and of the
Securities and Exchange Commission website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Funds are included in the
Trust's Annual Report to Shareholders for the fiscal year ended October 31
,2005, filed electronically with the Securities

                                     - 46 -

and Exchange Commission on January 5, 2006 in the Funds' Report on Form N-CSR
for the period ending October 31, 2005 (File No. 811-07840; Accession No.
0000950136-06-000150). The Report, Financial Highlights and Financial Statements
referred to above are incorporated by reference into this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange
Commission website at http://www.sec.gov.

                                     - 47 -

                                                                     APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of February 22, 2006, no person owned of record 5% or more of the outstanding Investor or Advisor Shares of any Fund, except as set forth below.

ADVISOR SHARES:
---------------

                                                                    PERCENTAGE OF OUTSTANDING
RECORD OR BENEFICIAL OWNER                     NUMBER OF SHARES       ADVISOR SHARES OWNED
--------------------------                    ------------------   --------------------------

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Charles Schwab & Co Inc                          186,006.0730               56.24%
Special Custody Account For the Benefit of
Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
(Record Owner)

Pershing LLC                                      20,901.5640                6.32%
PO Box 2052
Jersey City, NJ 07303-2052
(Record Owner)

Pershing LLC                                      20,118.3160                6.08%
PO Box 2052
Jersey City, NJ 07303-2052
(Record Owner)

Pershing LLC                                      72,936.7570               22.05%
PO Box 2052
Jersey City, NJ 07303-2052
(Record Owner)

SCHRODER MUNICIPAL BOND FUND

Charles Schwab & Co. Inc.                        626,590.5370               52.47%
Special Custody Account
For the Benefit of Customers
Attn:Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
(Record Owner)

                                    - A - 1 -

INVESTOR SHARES:

                                                                    PERCENTAGE OF OUTSTANDING
RECORD OR BENEFICIAL OWNER                     NUMBER OF SHARES       INVESTOR SHARES OWNED
--------------------------                    ------------------   --------------------------

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Charles Schwab & Co. Inc.                     9,874,170.8630       67.30%
Special Custody Account For the Benefit of
Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
(Record Owner)

National Financial Services Corp.             1,974,778.6270       13.46%
For Exclusive Benefit of Customers
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
(Record Owner)

Laurence L. Stone                               812,845.2840        5.54%
725 Eagle Farm Road
Villanova, PA 19085-2035
(Record Owner and Beneficial Owner)

SCHRODER MUNICIPAL BOND FUND

Charles Schwab & Co. Inc.                     8,256,609.0810       64.71%
Special Custody Account
For the Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
(Record Owner)

National Financial Services Corp.             1,605,365.3900       12.58%
For Exclusive Benefit of Customers
Attn: Mutual Funds 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
(Record Owner)

PFPC Wrap Services                            1,103,546.2160        8.65%
FBO Morningstar MP Clients
760 Moore Road
King of Prussia, PA 19406-1212
(Record Owner)

Prudential Investment                           801,823.2590        6.28%
Management Service
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop 194-201
194 Wood Avenue
S. Iselin, NJ 08830-2710
(Record Owner)

                                   - A - 2 -

                                                                      APPENDIX B

                    FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B." The modifier "1"
indicates that the security

                                   - B - 1 -

ranks in the higher end of its generic rating category; the modifier "2"
indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

                                   - B - 2 -

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

                                   - B - 3 -

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in

                                   - B - 4 -

liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles,

                                   - B - 5 -

industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                   - B - 6 -

                                                                     APPENDIX C

                SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management Company North America
Inc.'s ("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule
30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6
requires that Schroders:

o    Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

o    Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o    Disclose their proxy voting policies and procedures in their registration statements and

o    Annually, file with the SEC and make available to shareholders their actual proxy voting.

Proxy Voting General Principles

o    Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders's positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy
Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

                                   - C - 1 -

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders's clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o    Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

o    A proponent of a proxy proposal has a client relationship with Schroders;

o    A proponent of a proxy proposal has a business relationship with Schroders;

o    Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o    Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

o    Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy,
     Schroders will address matters involving such conflicts of interest as follows:

     A. if a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

     B. if Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

                                   - C - 2 -

     C. if the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders's own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

     D. if the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy:
     (a) vote in accordance with ISS' recommendation; (b) inform the client(s)
     of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the
     Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

For each matter on which a fund is entitled to vote:

o    Name of the issuer of the security;

o    Exchange ticker symbol;

o    CUSIP number, if available;

o    Shareholder meeting date;

o    Brief summary of the matter voted upon;

o    Source of the proposal, i.e., issuer or shareholder;

o    Whether the fund voted on the matter;

o    How the fund voted; and

o    Whether the fund voted with or against management.

                                   - C - 3 -

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                   - C - 4 -